UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7278

Nuveen Arizona Premium Income Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
February 28, 2011

Nuveen Arizona Premium Income Municipal Fund, Inc.
NAZ

Nuveen Arizona Dividend Advantage Municipal Fund
NFZ

Nuveen Arizona Dividend Advantage Municipal Fund 2
NKR

Nuveen Arizona Dividend Advantage Municipal Fund 3
NXE

Nuveen Texas Quality Income Municipal Fund
NTX

February

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Common Share Dividend and Share Price Information	13
Performance Overviews	14
Shareholder Meeting Report	19
Report of Independent Registered Public Accounting Firm	21
Portfolios of Investments	22
Statement of Assets and Liabilities	43
Statement of Operations	44
Statement of Changes in Net Assets	46
Statement of Cash Flows	49
Financial Highlights	51
Notes to Financial Statements	58
Board Members & Officers	71
Annual Investment Management Agreement Approval Process	76
Board Approval of Sub-Advisory Arrangements	82
Reinvest Automatically, Easily and Conveniently	83
Glossary of Terms Used in this Report	85
Other Useful Information	87

Chairman's
Letter to Shareholders

Dear Shareholders,
In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of January, 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 77% of the Muni Preferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refi-nancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
April 13, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
 Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Texas Quality Income Municipal Fund (NTX)

Recently, these Funds changed their fiscal year ends to February 28. As a result, this annual report covers a period shorter than twelve months. Portfolio managers Michael Hamilton and Daniel Close review economic and municipal market conditions at the national and state levels, key investment strategies, and the seven-month performance of these five Nuveen Funds. Michael, who has 22 years of investment experience, assumed portfolio management responsibility for the Arizona Funds in January 2011 from Scott Romans, who managed these four Funds from 2003 until December 2010. An eleven-year veteran of Nuveen, Dan has managed NTX since 2007.

What factors affected the U.S. economic and municipal market environments during the seven-month reporting period ended February 28, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its March 2011 meeting (shortly after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” Overall, during this period, the Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In the fourth quarter of 2010, the U.S. economy, as measured by the gross domestic product (GDP), grew at an annualized rate of 3.1%, marking the first time the economy put together six consecutive quarters of positive growth since 2006-2007. In February 2011, national unemployment dropped below 9% for the first time in 21 months, standing at 8.9%, down from 9.7% a year earlier. At the same time, inflation posted its largest gain since April 2009, as the Consumer Price Index (CPI) rose 2.1% year-over-year as of February 2011, driven mainly by increased prices for energy, particularly fuel oil and

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments	5

gasoline, and food. The core CPI (which excludes food and energy) increased 1.1% over this period. The housing market continued to be the weak spot in the economy. For the twelve months ended January 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller National Home Price Index lost 3.1%, with 11 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

Municipal bond prices generally rose during this reporting period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and expired December 31, 2010. However, after rallying strongly over most of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and the impact on demand for U.S. Treasuries. Adding to this situation was the media’s coverage of the strained finances of many state and local governments, which failed to differentiate between gaps in state operating budgets and those states’ ability to pay their municipal debt. As a result, money began to flow out of high-yield funds, yields rose and valuations lowered. Toward the end of this period, we saw the environment in the municipal market improve, as crossover buyers—including hedge funds and life insurance companies—were attracted by municipal bond prices and tax-exempt yields, resulting in decreased outflows, declining yields, and rising valuations.

Over the seven months ended February 28, 2011, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $228.5 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. In recent months, crossover buyers have provided support for the market.

How were the economic and market environments in Arizona and Texas during this period?

Arizona’s economy, one of the fastest growing in the nation just a few years ago, was especially hard hit by the recent recession, as the housing decline and a major slowdown in the state’s construction industry had repercussions throughout housing-related sectors, including manufacturing and finance. By 2009 (the most recent data available at the time this report was prepared), Arizona had dropped from 3rd in terms of state GDP in 2006 to 47th, as the state economy contracted at a rate of 3.9%, compared with the national average of –2.1%. According to the Case-Shiller home price index of 20 major metropolitan areas, housing prices in Phoenix fell 9.1% over the twelve months ended January 2011. As of February 2011, the unemployment rate in Arizona had fallen to 9.6%, the lowest since May 2009, down from 10.2% in February 2010. This compares with 8.9% nationally in February 2011. For fiscal 2011, the $8.5 billion Arizona state budget closed an estimated $3 billion budget gap through spending cuts, federal stimulus funding, and a one-cent sales tax increase effective through May 2013. In November 2010, Arizona

6	Nuveen Investments

voters rejected two additional proposals that would have redirected money from voter-established funds to the state’s general fund, resulting in an additional $764 million budget shortfall. Due to its continued reliance on one-time revenue sources, Arizona faces another budget gap of $1.2 billion in fiscal 2012. As of February 28, 2011, Moody’s and S&P listed Arizona’s issuer credit rating at Aa3 and AA-, respectively, with negative outlooks. For the seven months ended February 28, 2011, municipal issuance in Arizona totaled $2.9 billion.

Although Texas was slower to enter the recession than other states, the impact of the past few years on the state economy can be seen in its ranking in terms of GDP by state. In 2009 (the most recent data available at the time this report was prepared), Texas ranked 23rd in the nation in terms of GDP by state, as its economy contracted 1.5%. By comparison, the state ranked 10th in 2006. However, the recovery of the Texas economy appeared to be taking hold at a somewhat faster pace than the nation as a whole, due to the prominence of energy and high-tech industries in the state. Rising oil prices and the prospect of a significant increase in oil demand is expected to provide ongoing support for the Texas economy, and the state should continue to benefit from the global high-tech recovery. Employment in all private-sector industries except construction and retail was at higher levels than twelve months ago. Total unemployment in Texas stood at 8.2% as of February 2011, on par with the jobless rate in February 2010 and well below the national average. The performance of the Texas job market played a role in keeping mortgage delinquency and default rates for the state well below the national average. Texas also benefited from the fact that the state did not participate in sub-prime lending to the extent of many other states, and strong population growth has produced stronger demand for homes and better resale statistics. According to the Case-Shiller home price index, as of January 2011 housing prices in Dallas posted a year-over-year decline of 2.8%, below the national average of –3.1%. As Texas headed into fiscal 2011, the state faced a shortfall of approximately $18 billion in its $182 billion fiscal 2010-2011 biennium budget, which was closed with job cuts and service reductions. In January 2011, revenues were forecast at $72 billion for the 2012-2013 biennium, a decrease from the $87 billion appropriated in the 2010-2011 budget cycle. As of February 28, 2011, Moody’s and S&P rated Texas general obligation (GO) debt at Aaa and AA+, respectively, with stable outlooks. For the seven months ended February 28, 2011, municipal issuance in Texas totaled $20.7 billion.

Nuveen Investments	7

What key strategies were used to manage the Arizona and Texas Funds during this reporting period?

As previously mentioned, the availability of tax-exempt bonds declined nationally during this period, due largely to the issuance of taxable bonds under the Build America Bond program (which expired December 31, 2010). This program also significantly impacted the availability of tax-exempt bonds in Arizona and Texas. Since interest payments from Build America Bonds represent taxable income, we did not view these bonds as good investment opportunities for these Funds.

Despite the constrained issuance on tax-exempt municipal bond issuance, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, the Arizona Funds found value in several areas of the market, including health care and special assessment bonds. In NTX, our purchases included a number of health care issues in a range of credit quality categories as well as public power, water and sewer, higher education and tollway bonds.

Some of our investment activity during this period was driven by opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally did not qualify for the Build America Bond program and continued to issue bonds in the tax-exempt municipal market. Bonds with proceeds earmarked for refundings, working capital, and private activities also were not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Although this had a significant impact on the availability of tax-exempt credits with longer maturities, the Funds continued to focus on purchasing bonds at the longer end of the yield curve when appropriate bonds became available.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. NTX, in particular, had a sizeable number of calls spread out over the period, which resulted in a higher level of activity than usual. The Arizona Funds also sold some pre-refunded bonds and issues with shorter maturities. On the whole, however, selling was minimal, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of February 28, 2011, all five of these Funds continued to use inverse floating rate securities.1 We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

1
An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term interest at a rate that varies inversely with a short-term interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index. Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

8	Nuveen Investments

How did the Funds perform?

Individual results for the Nuveen Arizona and Texas Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 2/28/11

	7-Month	1-Year	5-Year	10-Year
Arizona Funds
NAZ	-2.23%	1.29%	3.18%	4.55%
NFZ	-3.10%	1.61%	2.57%	5.05%
NKR	-1.90%	1.76%	3.46%	N/A
NXE	-1.60%	2.51%	3.49%	N/A

Standard & Poor’s (S&P) Arizona Municipal Bond Index2	-1.09%	1.86%	4.07%	4.81%
Standard & Poor’s (S&P) National Municipal Bond Index3	-1.46%	1.63%	3.74%	4.75%
Lipper Other States Municipal Debt Funds Average4	-3.12%	0.54%	3.14%	5.11%
Texas Fund
NTX	-2.61%	1.44%	3.77%	5.38%

Standard & Poor’s (S&P) Texas Municipal Bond Index2	-1.19%	1.89%	4.15%	5.00%
Standard & Poor’s (S&P) National Municipal Bond Index3	-1.46%	1.63%	3.74%	4.75%
Lipper Other States Municipal Debt Funds Average4	-3.12%	0.54%	3.14%	5.11%

For the seven months ended February 28, 2011, the total returns on common share net asset value (NAV) for all of these Funds underperformed the returns for their respective state’s Standard & Poor’s (S&P) Municipal Bond Index as well as that of the Standard & Poor’s (S&P) National Municipal Bond Index. For the same period, all five Funds exceeded the average return for the Lipper Other States Municipal Debt Funds Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of financial leverage also factored into the Funds’ performance. Leverage is discussed in more detail on page ten.

During this period, municipal bonds with intermediate maturities, especially those in the long intermediate segment of the yield curve, generally outperformed other maturity groupings, with credits at both the shortest and longest ends of the curve posting the weakest returns. All five of these Funds benefited from their relatively large holdings of bonds in the outperforming intermediate-maturity sectors. However, NAZ’s performance was hampered by a heavier weighting in the underperforming longest part of the yield curve, while NKR had greater exposure to the shortest end of the curve, which also underperformed. Duration and yield curve positioning also was a slight detractor from the performance of NTX, which had more exposure to longer bonds.

Credit exposure also played an important role in the performance of these Funds. For the period, bonds rated AAA and A generally outperformed those rated AA or BBB and below. NXE, in particular, was helped by its higher allocations to AAA and A rated bonds and its lower allocation of AA and BBB bonds. Although the other three Arizona Funds also had good weightings of bonds in the AAA and A categories, this was offset

*	Seven-month returns are cumulative; all other returns are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

2
The Standard & Poor’s (S&P) Municipal Bond Indexes for Arizona and Texas are unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona and Texas, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

4
The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all leveraged and unleveraged closed-end funds in this category for each period as follows: 7-month, 46 funds; 1-year, 46 funds; 5-year, 46 funds; and 10-year, 20 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Nuveen Investments	9

in NAZ and NFZ by high allocations of bonds rated AA and in NKR by the highest weighting in BBB bonds among the Arizona Funds. In NTX, credit exposure was slightly negative for this period, due to the Fund’s overweighting of bonds rated BBB.

Holdings that generally made positive contributions to the Funds’ returns during this period included industrial development revenue (IDR), housing, and general obligation (GO) and other tax-supported bonds. All of these Funds had relatively small exposures to housing bonds, which limited their participation in the outperformance of this sector. Overall, NTX’s sector allocation was positive, as the Fund benefited in particular from its overweighting of the IDR sector. This was offset to a small degree by its underweighting of tax-supported bonds.

In contrast, the education and transportation sectors turned in relatively weak performance and tobacco bonds were among the poorest performers. The insured segment also failed to keep pace with the general municipal market return for the twelve-months. The performance of NTX was helped by its underweighting of higher education credits. In addition, NAZ, NXE, and NTX were underexposed to tobacco bonds, which lessened the negative impact of this sector. (NFZ and NKR did not hold any tobacco bonds.)

One sector that generally performed in line with the market but that outperformed for the Arizona Funds was the “other revenue” sector. In Arizona, this sector is focused largely on community facilities district (CFD) or land development bonds, also known as “dirt deals.” This area of the market had been hard hit in the states most affected by the housing crisis, including California, Florida and Arizona. Although Arizona’s dirt deal market is smaller and less developed than in other states, Arizona-issued bonds of this type generally have strong fundamental credit quality and security features. During this period, as investors sought higher yields, Arizona dirt bonds became very attractive to buyers and performed exceptionally well. The performance of NFZ, NKR and NXE were boosted by their significant exposure to Arizona dirt deals, especially to non-rated CFD bonds that were judged to be sub-investment grade credit quality (those rated BB and lower or those non-rated but judged to be in this credit quality category by Nuveen Asset Management, LLC). In NKR, as mentioned previously, this contribution was offset to some degree by the Fund’s exposure to the shortest end of the yield curve as well as to bonds rated BBB, while NFZ’s performance was restrained by its weighting in AA rated bonds. NAZ’s participation in the Arizona dirt deal rally was limited by the fact that it previously had been unable to invest in sub-investment grade bonds. That investment policy was revised during this reporting period.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds’ use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

10	Nuveen Investments

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inception, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, a floating rate form of preferred stock. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010, certain Nuveen leveraged closed-end funds (including NXE) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Nuveen Investments	11

Subsequently, the funds that received demand letters (including NXE) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaint is without merit, and is defending vigorously against these charges.

As of February 28, 2011, the amount of ARPS redeemed by the Funds is shown in the accompanying table.

Fund	Auction Rate Preferred Shares Redeemed		% of Original Auction Rate Preferred Share
NAZ	$2,125,000		7.1%
NFZ	$12,000,000		100.0%
NKR	$18,500,000		100.0%
NXE	$22,000,000	*	100.0%
NTX	$69,000,000		100.0%
* Includes ARPS noticed for redemption at the end of the reporting period.

During the seven-month reporting period, NFZ, NKR, NXE and NTX successfully completed the issuance of MTP, which trade on the NYSE under the ticker symbols as noted in the following table. The net proceeds from these offerings were used to refinance a portion of each Fund’s remaining outstanding ARPS at par.

Fund	MTP Issued	Series	Rate	NYSE Ticker
NFZ	$11,100,000	2015	2.05%	NFZ PrC
NKR	$18,725,000	2015	2.05%	NKR PrC
NXE	$19,046,000	2016	2.90%	NXE PrC
NTX	$70,920,000	2015	2.30%	NTX PrC

Subsequent to the reporting period, NXE issued an additional $1.8 million of its 2.90%, Series 2016 MTP.

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares.)

As of February 28, 2011, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $8.6 billion of the approximately $11.0 billion originally outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

12	Nuveen Investments

Common Share Dividend and
Share Price Information

During the seven-month reporting period ended February 28, 2011, each of the five Funds in this report had one monthly dividend increase.

Due to normal portfolio activity, common shareholders of NTX received a long-term capital gains distribution of $0.0067 per share in December 2010.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2011, all of the Funds in this report had positive UNII balances, for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of February 28, 2011, and since the inception of the Funds’ repurchase program, NFZ, NKR and NXE have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase program, NAZ and NTX have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NFZ	2,500	0.2%
NKR	800	0.0%
NXE	1,600	0.1%

During the seven-month reporting period, NFZ, NKR and NXE did not repurchase any of their outstanding common shares.

As of February 28, 2011, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

	2/28/11 (+) Premium/(-) Discount	Seven-Month Average (+)Premium/(-) Discount
NAZ	(-)7.02%	(-)3.13%
NFZ	(-)8.86%	(-)4.24%
NKR	(-)8.79%	(-)6.04%
NXE	(-)9.06%	(-)6.68%
NTX	(+)7.58%	(+)8.38%

Nuveen Investments	13

NAZ	Nuveen Arizona
Performance	Premium Income
OVERVIEW	Municipal Fund, Inc.
as of February 28, 2011

Fund Snapshot
Common Share Price	$12.32
Common Share Net Asset Value (NAV)	$13.25
Premium/(Discount) to NAV	-7.02%
Market Yield	6.09%
Taxable-Equivalent Yield1	8.86%
Net Assets Applicable to Common Shares ($000)	$59,256

Average Annual Total Return
(Inception 11/19/92)
	On Share Price	On NAV
7-Month (Cumulative)	-4.55%	-2.23%
1-Year	-2.50%	1.29%
5-Year	2.04%	3.18%
10-Year	2.86%	4.55%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	27.9%
Utilities	15.7%
Water and Sewer	14.5%
Health Care	14.2%
Education and Civic Organizations	11.1%
Tax Obligation/General	7.6%
U.S. Guaranteed	5.7%
Other	3.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

14	Nuveen Investments

NFZ	Nuveen Arizona
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of February 28, 2011

Fund Snapshot
Common Share Price	$12.14
Common Share Net Asset Value (NAV)	$13.32
Premium/(Discount) to NAV	-8.86%
Market Yield	6.38%
Taxable-Equivalent Yield1	9.29%
Net Assets Applicable to Common Shares ($000)	$20,630

Average Annual Total Return
(Inception 1/30/01)
	On Share Price	On NAV
7-Month (Cumulative)	-11.47%	-3.10%
1-Year	3.85%	1.61%
5-Year	-0.78%	2.57%
10-Year	3.48%	5.05%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	31.9%
Utilities	18.4%
Tax Obligation/General	12.5%
Health Care	12.0%
Water and Sewer	9.4%
Education and Civic Organizations	8.2%
Other	7.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	15

NKR	Nuveen Arizona
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of February 28, 2011

Fund Snapshot
Common Share Price	$12.66
Common Share Net Asset Value (NAV)	$13.88
Premium/(Discount) to NAV	-8.79%
Market Yield	6.35%
Taxable-Equivalent Yield1	9.24%
Net Assets Applicable to Common Shares ($000)	$33,852

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
7-Month (Cumulative)	-5.84%	-1.90%
1-Year	-1.49%	1.76%
5-Year	1.10%	3.46%
Since Inception	3.91%	5.41%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	34.5%
Health Care	17.7%
Tax Obligation/General	14.6%
U.S. Guaranteed	10.2%
Water and Sewer	8.2%
Education and Civic Organizations	6.8%
Other	8.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

16	Nuveen Investments

NXE	Nuveen Arizona
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 3
as of February 28, 2011

Fund Snapshot
Common Share Price	$12.24
Common Share Net Asset Value (NAV)	$13.46
Premium/(Discount) to NAV	-9.06%
Market Yield	6.18%
Taxable-Equivalent Yield1	9.00%
Net Assets Applicable to Common Shares ($000)	$41,257

Average Annual Total Return
(Inception 9/25/02)
	On Share Price	On NAV
7-Month (Cumulative)	-3.63%	-1.60%
1-Year	1.89%	2.51%
5-Year	1.83%	3.49%
Since Inception	3.06%	4.54%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	25.7%
Health Care	20.4%
Education and Civic Organizations	13.1%
Water and Sewer	9.8%
Transportation	9.1%
Utilities	8.8%
U.S. Guaranteed	5.5%
Other	7.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	17

NTX	Nuveen Texas
Performance	Quality Income
OVERVIEW	Municipal Fund
as of February 28, 2011

Fund Snapshot
Common Share Price	$15.19
Common Share Net Asset Value (NAV)	$14.12
Premium/(Discount) to NAV	7.58%
Market Yield	5.65%
Taxable-Equivalent Yield1	7.85%
Net Assets Applicable to Common Shares ($000)	$134,850

Average Annual Total Return
(Inception 10/17/91)
	On Share Price	On NAV
7-Month (Cumulative)	-7.15%	-2.61%
1-Year	1.08%	1.44%
5-Year	5.67%	3.77%
10-Year	6.53%	5.38%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/General	28.5%
U.S. Guaranteed	11.5%
Utilities	11.3%
Water and Sewer	9.9%
Health Care	9.8%
Transportation	8.6%
Education and Civic Organizations	6.7%
Tax Obligation/Limited	6.4%
Other	7.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	The Fund paid shareholders capital gains and net ordinary income distributions in December 2010 of $0.0067 per share.
4	Holdings are subject to change.

18	Nuveen Investments

NAZ	Shareholder Meeting Report (Unaudited)
NFZ
NKR
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 16, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies.3 The meeting for NKR and NTX was subsequently adjourned to January 6, 2011; the meeting for NKR was additionally adjourned to March 14, 2011.

	NAZ		NFZ		NKR
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class

To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	—	—	—	—	1,204,481	378
Against	—	—	—	—	141,020	92
Abstain	—	—	—	—	14,249	—
Broker Non-Votes	—	—	—	—	360,283	37
Total	—	—	—	—	1,720,033	507
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	—	—	—	—	1,222,364	378
Against	—	—	—	—	121,653	92
Abstain	—	—	—	—	15,733	—
Broker Non-Votes	—	—	—	—	360,283	37
Total	—	—	—	—	1,720,033	507
Approval of the Board Members was reached as follows:
John P. Amboian
For	4,094,890	—	—	—	—	—
Withhold	54,362	—	—	—	—	—
Total	4,149,252	—	—	—	—	—
Robert P. Bremner
For	4,099,458	—	—	—	—	—
Withhold	49,794	—	—	—	—	—
Total	4,149,252	—	—	—	—	—
Jack B. Evans
For	4,093,342	—	—	—	—	—
Withhold	55,910	—	—	—	—	—
Total	4,149,252	—	—	—	—	—
William C. Hunter
For	—	501	—	330	—	439
Withhold	—	37	—	1	—	64
Total	—	538	—	331	—	503
David J. Kundert
For	4,101,242	—	—	—	—	—
Withhold	48,010	—	—	—	—	—
Total	4,149,252	—	—	—	—	—
William J. Schneider
For	—	501	—	330	—	439
Withhold	—	37	—	1	—	64
Total	—	538	—	331	—	503
Judith M. Stockdale
For	4,074,828	—	1,448,096	—	1,636,725	—
Withhold	74,424	—	33,267	—	83,304	—
Total	4,149,252	—	1,481,363	—	1,720,029	—
Carole E. Stone
For	4,076,612	—	1,467,371	—	1,636,725	—
Withhold	72,640	—	13,992	—	83,304	—
Total	4,149,252	—	1,481,363	—	1,720,029	—
Terence J. Toth
For	4,102,242	—	—	—	—	—
Withhold	47,010	—	—	—	—	—
Total	4,149,252	—	—	—	—	—

Nuveen Investments	19

NXE	Shareholder Meeting Report (Unaudited) (continued)
NTX

	NXE		NTX
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class

To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Robert P. Bremner
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Jack B. Evans
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
William C. Hunter
For	—	571	—	1,926
Withhold	—	—	—	17
Total	—	571	—	1,943
David J. Kundert
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
William J. Schneider
For	—	571	—	1,926
Withhold	—	—	—	17
Total	—	571	—	1,943
Judith M. Stockdale
For	2,833,031	—	8,421,913	—
Withhold	77,359	—	326,828	—
Total	2,910,390	—	8,748,741	—
Carole E. Stone
For	2,840,061	—	8,422,066	—
Withhold	70,329	—	326,675	—
Total	2,910,390	—	8,748,741	—
Terence J. Toth
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—

20	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Arizona Premium Income Municipal Fund, Inc.
Nuveen Arizona Dividend Advantage Municipal Fund
Nuveen Arizona Dividend Advantage Municipal Fund 2
Nuveen Arizona Dividend Advantage Municipal Fund 3
Nuveen Texas Quality Income Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Divided Advantage Municipal Fund 3, and Nuveen Texas Quality Income Municipal Fund (the “Funds”) as of February 28, 2011, and the related statements of operations, changes in net assets, cash flows (Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2 and Nuveen Texas Quality Income Municipal Fund only), and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Divided Advantage Municipal Fund 3, and Nuveen Texas Quality Income Municipal Fund at February 28, 2011, and the results of their operations, the changes in their net assets, their cash flows (Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2 and Nuveen Texas Quality Income Municipal Fund only), and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 13, 2011

Nuveen Investments	21

Nuveen Arizona Premium Income Municipal Fund, Inc.
NAZ	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.2% (0.8% of Total Investments)
$760	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$692,512
	Education and Civic Organizations – 16.0% (11.1% of Total Investments)
2,500	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction Rate Securities, 0.720%, 11/01/41 (Alternative Minimum Tax) (4)	3/11 at 100.00	A	1,867,750
1,000	Arizona State University, System Revenue Bonds, Series 2002, 5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA	1,032,440
	Arizona State University, System Revenue Bonds, Series 2005:
1,455	5.000%, 7/01/20 – AMBAC Insured	7/15 at 100.00	Aa3	1,512,676
750	5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	Aa3	774,450
755	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	696,238
1,600	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A–	1,463,360
1,500	Tempe Industrial Development Authority, Arizona, Lease Revenue Bonds, Arizona State University Foundation Project, Series 2003, 5.000%, 7/01/34 – AMBAC Insured	7/13 at 100.00	N/R	1,288,425
825	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	835,684
10,385	Total Education and Civic Organizations			9,471,023
	Health Care – 20.6% (14.2% of Total Investments)
1,430	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	A+	1,411,639
885	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.013%, 1/02/37	1/17 at 100.00	A+	567,064
3,470	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	A+	3,370,238
675	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	556,875
1,110	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	896,114
2,150	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	2,171,092
2,900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	2,685,893
515	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Hospital de la Concepcion, Series 2000A, 6.375%, 11/15/15	5/11 at 101.00	Aa1	522,200
13,135	Total Health Care			12,181,115
	Housing/Single Family – 3.8% (2.6% of Total Investments)
575	Phoenix and Pima County Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2007-4, 5.800%, 12/01/39 (Alternative Minimum Tax)	7/17 at 103.00	Aaa	583,033
1,625	Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage Revenue Bonds, Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)	6/17 at 101.00	Aaa	1,655,469
2,200	Total Housing/Single Family			2,238,502

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 10.9% (7.6% of Total Investments)
$1,265	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28	7/18 at 100.00	Aa3	$1,328,946
1,200	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 – AGM Insured	7/18 at 100.00	Aa3	1,211,664
3,530	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series 2008C, 5.250%, 7/01/28	7/18 at 100.00	A	3,627,075
330	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.375%, 7/01/28	7/11 at 100.00	A3	316,853
6,325	Total Tax Obligation/General			6,484,538
	Tax Obligation/Limited – 40.3% (27.9% of Total Investments)
346	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	348,768
3,000	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax Revenue Bonds, Series 2008B, 6.250%, 7/01/38	1/14 at 100.00	AA	3,073,620
1,280	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%, 8/01/22 – NPFG Insured	8/16 at 100.00	AA–	1,307,059
740	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	AA–	750,671
1,500	Marana Municipal Property Corporation, Arizona, Municipal Facilities Revenue Bonds, Series 2008B, 5.125%, 7/01/28	7/11 at 100.00	AA	1,500,675
575	Marana Municipal Property Corporation, Arizona, Revenue Bonds, Series 2003, 5.000%, 7/01/28 – AMBAC Insured	7/13 at 100.00	AA	579,318
1,426	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	1,351,178
3,400	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/18 – AMBAC Insured	6/12 at 100.00	N/R	3,532,702
3,400	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – AGM Insured	7/15 at 100.00	AA+	3,478,948
1,140	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,112,332
1,200	Prescott Valley Municipal Property Corporation, Arizona, Municipal Facilities Revenue Bonds, Series 2003, 5.000%, 1/01/27 – FGIC Insured	1/13 at 100.00	AA–	1,207,680
265	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/24	7/12 at 100.00	A3	251,708
1,610	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	1,610,209
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	1,127,990
2,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36	No Opt. Call	AAA	2,013,980
645	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	667,369
23,527	Total Tax Obligation/Limited			23,914,207

Nuveen Investments	23

Nuveen Arizona Premium Income Municipal Fund, Inc. (continued)
NAZ	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 8.2% (5.7% of Total Investments) (5)
$1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	BBB (5)	$1,494,713
385	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R (5)	438,195
735	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/24 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa3 (5)	778,909
530	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2002B, 5.000%, 1/01/22 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1 (5)	572,183
1,500	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)	12/11 at 101.00	N/R (5)	1,575,960
4,400	Total U.S. Guaranteed			4,859,960
	Utilities – 22.6% (15.6% of Total Investments)
1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA	1,134,130
1,340	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	1,306,795
2,170	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/27 – SYNCORA GTY Insured	7/15 at 100.00	A3	2,036,046
715	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 17.069%, 1/01/38 (IF)	1/18 at 100.00	Aa1	712,712
660	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Refunding Bonds, Series 2002A, 5.125%, 1/01/27	1/12 at 101.00	Aa1	669,002
340	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Refunding Bonds, Series 2002A, 5.125%, 1/01/27 (Pre-refunded 1/01/12)	1/12 at 101.00	N/R	356,915
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A	4,238,591
3,500	5.000%, 12/01/37	No Opt. Call	A	2,950,465
14,225	Total Utilities			13,404,656
	Water and Sewer – 20.9% (14.5% of Total Investments)
1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/14 at 100.00	A	963,825
3,500	Glendale, Arizona, Water and Sewer Revenue Bonds, Subordinate Lien, Series 2003, 5.000%, 7/01/28 – AMBAC Insured	7/13 at 100.00	AA	3,505,110
1,425	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A2	1,333,216
600	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	AA–	610,164
1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – NPFG Insured	7/14 at 100.00	AA+	1,039,440
1,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 – FGIC Insured	7/12 at 100.00	AAA	1,500,480
1,250	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Refunding Bonds, Series 2001, 5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,474,813

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
$600	4.700%, 4/01/22	4/14 at 100.00	N/R	$595,422
695	4.900%, 4/01/32	4/17 at 100.00	N/R	595,851
905	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	775,531
12,480	Total Water and Sewer			12,393,852
$87,437	Total Investments (cost $84,679,946) – 144.5%			85,640,365
	Other Assets Less Liabilities – 2.5%			1,490,729
	Auction Rate Preferred Shares, at Liquidation Value – (47.0)% (6)			(27,875,000)
	Net Assets Applicable to Common Shares – 100%			$59,256,094

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Auction Rate Preferred shares, at Liquidation Value as a percentage of Total Investments is 32.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	25

Nuveen Arizona Dividend Advantage Municipal Fund
NFZ	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 12.3% (8.2% of Total Investments)
$280	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction Rate Securities, 0.720%, 11/01/41 (Alternative Minimum Tax) (4)	3/11 at 100.00	A	$209,188
275	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	253,597
500	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A–	457,300
220	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	195,947
1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/29	8/11 at 100.00	BBB–	861,000
300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/21	9/11 at 100.00	BBB	300,177
305	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34	9/14 at 100.00	BB+	254,318
2,880	Total Education and Civic Organizations			2,531,527
	Health Care – 18.0% (12.0% of Total Investments)
565	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	A+	557,745
325	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.013%, 1/02/37	1/17 at 100.00	A+	208,244
720	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	A+	699,300
10	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/28	3/13 at 100.00	A	9,244
250	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	206,250
415	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	335,034
750	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	757,358
1,025	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	949,324
4,060	Total Health Care			3,722,499
	Housing/Multifamily – 3.5% (2.4% of Total Investments)
1,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Whispering Palms Apartments, Series 1999A, 5.900%,	3/11 at 101.00	Baa1	729,610
	7/01/29 – NPFG Insured
	Housing/Single Family – 2.9% (1.9% of Total Investments)
580	Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage Revenue Bonds, Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)	6/17 at 101.00	Aaa	590,875
	Tax Obligation/General – 18.7% (12.5% of Total Investments)
1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second Series 2005, 5.000%, 7/01/20 – FGIC Insured	7/15 at 100.00	Aa2	1,068,450
1,310	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999, 5.000%, 7/01/32	7/21 at 100.00	AAA	1,365,256
1,340	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/21 – NPFG Insured	7/16 at 100.00	Aa2	1,421,003
3,650	Total Tax Obligation/General			3,854,709

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 47.9% (31.9% of Total Investments)
$1,220	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/31 – NPFG Insured	7/13 at 100.00	A1	$1,122,668
88	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	67,975
207	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.700%, 7/01/27	1/17 at 100.00	N/R	151,903
135	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	136,080
1,000	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%, 8/01/22 – NPFG Insured	8/16 at 100.00	AA–	1,021,140
275	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	AA–	278,966
1,180	Marana Municipal Property Corporation, Arizona, Revenue Bonds, Series 2003, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	AA	1,215,813
498	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	471,870
150	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32	7/17 at 100.00	N/R	122,592
255	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	240,812
330	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/31	7/16 at 100.00	N/R	245,358
225	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32	7/17 at 100.00	N/R	176,965
100	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	74,856
900	Phoenix Industrial Development Authority, Arizona, Government Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 – AMBAC Insured	3/12 at 100.00	A1	930,150
680	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	No Opt. Call	BBB–	663,211
600	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	600,078
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	1,127,990
350	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	278,870
500	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	517,340
341	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	264,708
225	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31	7/16 at 100.00	N/R	166,156
10,259	Total Tax Obligation/Limited			9,875,501
	U.S. Guaranteed – 4.9% (3.3% of Total Investments) (5)
240	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA (5)	281,950
140	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R (5)	159,344
200	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2002B, 5.000%, 1/01/22 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1 (5)	215,918
340	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Refunding Bonds, Series 2002A, 5.250%, 1/01/18 (Pre-refunded 1/01/12)	1/12 at 101.00	N/R (5)	357,272
920	Total U.S. Guaranteed			1,014,484

Nuveen Investments	27

Nuveen Arizona Dividend Advantage Municipal Fund (continued)
NFZ	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 27.6% (18.4% of Total Investments)
$1,500	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/17	No Opt. Call	AA	$1,723,453
1,000	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	1,139,610
665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	648,521
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/26 – SYNCORA GTY Insured	7/15 at 100.00	A3	945,590
560	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 17.069%, 1/01/38 (IF)	1/18 at 100.00	Aa1	558,208
660	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Refunding Bonds, Series 2002A, 5.250%, 1/01/18	1/12 at 101.00	Aa1	687,185
5,385	Total Utilities			5,702,567
	Water and Sewer – 14.1% (9.4% of Total Investments)
475	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A2	444,405
225	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	AA–	228,812
1,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 – FGIC Insured	7/12 at 100.00	AAA	1,500,480
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
225	4.700%, 4/01/22	4/14 at 100.00	N/R	223,283
260	4.900%, 4/01/32	4/17 at 100.00	N/R	222,908
325	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	278,506
3,010	Total Water and Sewer			2,898,394
$31,744	Total Investments (cost $31,762,408) – 149.9%			30,920,166
	MuniFund Term Preferred Shares, at Liquidation Value – (53.8)% (6)			(11,100,000)
	Other Assets Less Liabilities – 3.9%			809,652
	Net Assets Applicable to Common Shares – 100%			$20,629,818

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.9%.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

28	Nuveen Investments

Nuveen Arizona Dividend Advantage Municipal Fund 2
NKR	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 10.4% (6.8% of Total Investments)
$1,130	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction Rate Securities, 0.720%, 11/01/41 (Alternative Minimum Tax) (4)	3/11 at 100.00	A	$844,223
450	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	414,977
775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A–	708,815
485	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.000%, 12/15/24	12/14 at 100.00	BBB–	446,898
365	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	325,095
290	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	8/11 at 100.00	BBB–	286,039
480	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34	9/14 at 100.00	BB+	400,238
	University of Arizona, Certificates of Participation, Series 2002A:
65	5.500%, 6/01/18 – AMBAC Insured	6/12 at 100.00	AA–	67,727
40	5.125%, 6/01/22 – AMBAC Insured	6/12 at 100.00	AA–	40,853
4,080	Total Education and Civic Organizations			3,534,865
	Health Care – 27.1% (17.7% of Total Investments)
845	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	A+	834,150
520	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.013%, 1/02/37	1/17 at 100.00	A+	333,190
1,150	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	A+	1,116,938
600	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 5.000%, 4/01/20	4/14 at 100.00	A	609,582
400	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	330,000
655	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	528,788
1,375	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	1,388,489
1,650	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,528,181
500	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998, 5.250%, 11/15/37	5/11 at 100.00	Aa2	494,295
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA+	1,035,899
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A, 6.000%, 8/01/33	8/13 at 100.00	Baa2	980,630
9,815	Total Health Care			9,180,142
	Housing/Multifamily – 0.7% (0.5% of Total Investments)
245	Maricopa County Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Pine Ridge, Cambridge Court, Cove on 44th and Fountain Place Apartments, Series 2001A-1, 6.000%, 10/20/31	10/11 at 105.00	AAA	251,811

Nuveen Investments	29

Nuveen Arizona Dividend Advantage Municipal Fund 2 (continued)
NKR	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 2.9% (1.9% of Total Investments)
$960	Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage Revenue Bonds, Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)	6/17 at 101.00	Aaa	$978,000
	Tax Obligation/General – 22.3% (14.6% of Total Investments)
1,000	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington Elementary School, Series 2002A, 5.375%, 7/01/16 – AGM Insured	No Opt. Call	AA+	1,146,390
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation Bonds, Series 2011, 5.000%, 7/01/23 (WI/DD, Settling 3/08/11)	7/21 at 100.00	Aa2	846,254
1,165	Maricopa County Unified School District 69, Paradise Valley, Arizona, General Obligation Refunding Bonds, Series 2002A, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	Aa2	1,290,948
1,405	Mesa, Arizona, General Obligation Bonds, Series 2002, 5.375%, 7/01/15 – FGIC Insured	No Opt. Call	AA	1,585,290
	Phoenix, Arizona, Various Purpose General Obligation Bonds, Series 2002B:
985	5.000%, 7/01/22	7/12 at 100.00	AAA	979,892
290	5.000%, 7/01/27	7/12 at 100.00	AAA	287,474
1,360	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999, 5.000%, 7/01/33	7/21 at 100.00	AAA	1,405,981
6,980	Total Tax Obligation/General			7,542,229
	Tax Obligation/Limited – 52.7% (34.5% of Total Investments)
	Arizona State, Certificates of Participation, Series 2002A:
750	5.000%, 11/01/17 – NPFG Insured	5/12 at 100.00	A+	762,113
1,000	5.000%, 11/01/18 – NPFG Insured	5/12 at 100.00	A+	1,013,440
500	5.000%, 11/01/20 – NPFG Insured	5/12 at 100.00	A+	504,365
124	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	95,783
339	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.800%, 7/01/32	1/17 at 100.00	N/R	236,107
212	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	213,696
1,325	Marana Municipal Property Corporation, Arizona, Municipal Facilities Revenue Bonds, Series 2008B, 5.125%, 7/01/28	7/11 at 100.00	AA	1,325,596
834	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	790,240
	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002:
840	5.375%, 6/01/18 – AMBAC Insured	6/12 at 100.00	N/R	872,785
2,645	5.375%, 6/01/19 – AMBAC Insured	6/12 at 100.00	N/R	2,748,234
240	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32	7/17 at 100.00	N/R	196,147
415	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	391,909
530	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/31	7/16 at 100.00	N/R	394,060
350	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32	7/17 at 100.00	N/R	275,279
140	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	104,798
1,500	Phoenix Industrial Development Authority, Arizona, Government Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 – AMBAC Insured	3/12 at 100.00	A1	1,550,250

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,070	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	No Opt. Call	BBB–	$1,043,582
270	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/24	7/12 at 100.00	A3	256,457
960	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	960,125
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	1,127,990
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36	No Opt. Call	AAA	1,006,990
555	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	442,207
750	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	776,010
638	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	495,260
350	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31	7/16 at 100.00	N/R	258,465
18,337	Total Tax Obligation/Limited			17,841,888
	Transportation – 2.9% (1.9% of Total Investments)
1,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/27 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	988,580
	U.S. Guaranteed – 15.6% (10.2% of Total Investments) (5)
735	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Series 2002A, 6.250%, 2/15/21 (Pre-refunded 2/15/12)	2/12 at 101.00	N/R (5)	783,422
715	Arizona State University, System Revenue Bonds, Series 2002, 5.750%, 7/01/27 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AAA	764,578
100	Maricopa County Unified School District 89, Dysart, Arizona, General Obligation Bonds, Series 2004B, 5.250%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA+ (5)	114,162
375	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA (5)	440,546
225	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R (5)	256,088
	Phoenix, Arizona, Various Purpose General Obligation Bonds, Series 2002B:
715	5.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	N/R (5)	711,292
210	5.000%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	N/R (5)	208,170
730	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/24 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa3 (5)	773,610
	University of Arizona, Certificates of Participation, Series 2002A:
685	5.500%, 6/01/18 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	AA– (5)	726,723
460	5.125%, 6/01/22 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	Aa3 (5)	485,857
4,950	Total U.S. Guaranteed			5,264,448
	Utilities – 5.7% (3.7% of Total Investments)
665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	648,521
450	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 17.069%, 1/01/38 (IF)	1/18 at 100.00	Aa1	448,560
1,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	842,990
2,115	Total Utilities			1,940,071

Nuveen Investments	31

Nuveen Arizona Dividend Advantage Municipal Fund 2 (continued)
NKR	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 12.6% (8.2% of Total Investments)
$500	Maricopa County Industrial Development Authority, Arizona, Water System Improvement Revenue Bonds, Chaparral City Water Company, Series 1997A, 5.400%, 12/01/22 – AMBAC Insured(Alternative Minimum Tax)	6/11 at 100.00	N/R	$490,160
360	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	AA–	366,098
1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Refunding Bonds, Series 2001, 5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,175,080
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
350	4.700%, 4/01/22	4/14 at 100.00	N/R	347,330
410	4.900%, 4/01/32	4/17 at 100.00	N/R	351,509
1,000	Tucson, Arizona, Water System Revenue Refunding Bonds, Series 2002, 5.500%, 7/01/18 – FGIC Insured	7/12 at 102.00	Aa2	1,070,560
525	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	449,894
4,145	Total Water and Sewer			4,250,631
$52,627	Total Investments (cost $52,272,958) – 152.9%			51,772,665
	MuniFund Term Preferred Shares, at Liquidation Value – (55.3)% (6)			(18,725,000)
	Other Assets Less Liabilities – 2.4%			804,090
	Net Assets Applicable to Common Shares – 100%			$33,851,755

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.2%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Arizona Dividend Advantage Municipal Fund 3
NXE	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.1% (0.8% of Total Investments)
$480	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$437,376
	Education and Civic Organizations – 18.7% (13.2% of Total Investments)
690	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction Rate Securities, 0.720%, 11/01/41 (Alternative Minimum Tax) (4)	3/11 at 100.00	A	515,499
1,250	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/20 – AMBAC Insured	7/15 at 100.00	Aa3	1,299,550
1,130	Energy Management Services LLC, Arizona State University, Energy Conservation Revenue Bonds, Main Campus Project, Series 2002, 5.250%, 7/01/18 – NPFG Insured	7/12 at 100.00	AA–	1,179,042
520	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	479,528
900	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A–	823,140
560	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.000%, 12/15/24	12/14 at 100.00	BBB–	516,006
415	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	369,628
565	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34	9/14 at 100.00	BB+	471,114
2,000	University of Arizona, Certificates of Participation, Series 2002B, 5.125%,	6/12 at 100.00	AA–	2,074,660
	6/01/20 – AMBAC Insured
8,030	Total Education and Civic Organizations			7,728,167
	Health Care – 29.1% (20.4% of Total Investments)
1,015	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	A+	1,001,967
620	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.013%, 1/02/37	1/17 at 100.00	A+	397,265
2,390	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	A+	2,321,288
625	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 5.000%, 4/01/20	4/14 at 100.00	A	634,981
475	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	391,875
785	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	633,738
1,825	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	1,842,903
1,985	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,838,447
2,000	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998, 5.250%, 11/15/37	5/11 at 100.00	Aa2	1,977,180
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A, 6.000%, 8/01/33	8/13 at 100.00	Baa2	980,630
12,720	Total Health Care			12,020,274

Nuveen Investments	33

Nuveen Arizona Dividend Advantage Municipal Fund 3 (continued)
NXE	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 2.8% (2.0% of Total Investments)
$1,145	Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage Revenue Bonds, Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)	6/17 at 101.00	Aaa	$1,166,469
	Tax Obligation/General – 6.7% (4.7% of Total Investments)
1,000	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series 2008C, 5.250%, 7/01/28	7/18 at 100.00	A	1,027,500
1,705	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999, 5.000%, 7/01/34	7/21 at 100.00	AAA	1,754,155
2,705	Total Tax Obligation/General			2,781,655
	Tax Obligation/Limited – 36.7% (25.7% of Total Investments)
142	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	109,686
2,250	DC Ranch Community Facilities District, Scottsdale, Arizona, General Obligation Bonds, Series 2002, 5.000%, 7/15/27 – AMBAC Insured	7/13 at 100.00	A1	2,100,623
	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007:
250	5.700%, 7/01/27	1/17 at 100.00	N/R	183,458
155	5.800%, 7/01/32	1/17 at 100.00	N/R	107,954
250	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	252,000
525	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	AA–	532,571
975	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	923,842
290	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32	7/17 at 100.00	N/R	237,011
490	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	462,736
2,175	Mohave County, Arizona, Certificates of Participation, Series 2004, 5.250%, 7/01/19 – AMBAC Insured	7/14 at 100.00	N/R	2,284,490
640	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/31	7/16 at 100.00	N/R	475,846
425	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32	7/17 at 100.00	N/R	334,267
160	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	119,770
1,250	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	No Opt. Call	BBB–	1,219,138
1,130	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	1,130,147
2,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36	No Opt. Call	AAA	2,013,980
665	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	529,852
1,250	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	1,293,350

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$639	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	$496,037
425	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31	7/16 at 100.00	N/R	313,850
16,086	Total Tax Obligation/Limited			15,120,608
	Transportation – 13.0% (9.1% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B:
550	5.750%, 7/01/16 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	570,163
2,300	5.250%, 7/01/21 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	2,324,173
2,450	Tucson Airport Authority Inc., Arizona, Revenue Refunding Bonds, Series 2001B, 5.000%, 6/01/20 – AMBAC Insured (Alternative Minimum Tax)	6/11 at 100.00	A1	2,452,548
5,300	Total Transportation			5,346,884
	U.S. Guaranteed – 7.9% (5.5% of Total Investments) (5)
1,575	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA+ (5)	1,785,137
270	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R (5)	307,306
1,050	Tempe, Arizona, Excise Tax Revenue Refunding Bonds, Series 2003, 5.000%, 7/01/22 (Pre-refunded 7/01/13)	7/13 at 100.00	AAA	1,154,801
2,895	Total U.S. Guaranteed			3,247,244
	Utilities – 12.5% (8.8% of Total Investments)
1,250	Maricopa County Pollution Control Corporation, Arizona, Revenue Bonds, Arizona Public Service Company – Palo Verde Project, Series 2002A, 5.050%, 5/01/29 – AMBAC Insured	11/12 at 100.00	Baa2	1,204,550
665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	648,521
1,660	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/26 – SYNCORA GTY Insured	7/15 at 100.00	A3	1,569,679
775	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 17.069%, 1/01/38 (IF)	1/18 at 100.00	Aa1	772,520
1,165	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	982,083
5,515	Total Utilities			5,177,353
	Water and Sewer – 14.0% (9.8% of Total Investments)
955	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A2	893,488
405	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	AA–	411,861
1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Refunding Bonds, Series 2001, 5.125%, 7/01/21 – FGIC Insured	7/11 at 100.00	AA+	1,010,200
2,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2002, 5.000%, 7/01/18 – FGIC Insured	7/12 at 100.00	AAA	2,093,960

Nuveen Investments	35

Nuveen Arizona Dividend Advantage Municipal Fund 3 (continued)
NXE	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
$425	4.700%, 4/01/22	4/14 at 100.00	N/R	$421,757
490	4.900%, 4/01/32	4/17 at 100.00	N/R	420,097
615	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	527,018
5,890	Total Water and Sewer			5,778,381
$60,766	Total Investments (cost $60,277,049) – 142.5%			58,804,411
	Other Assets Less Liabilities – 3.7%			1,498,126
	MuniFund Term Preferred Shares, at Liquidation Value – (46.2)% (6)			(19,046,000)
	Net Assets Applicable to Common Shares – 100%			$41,256,537

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.4%.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

36	Nuveen Investments

Nuveen Texas Quality Income Municipal Fund
NTX	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.5% (1.0% of Total Investments)
$2,270	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$2,068,424
	Education and Civic Organizations – 10.1% (6.6% of Total Investments)
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35	3/21 at 100.00	A–	871,350
2,000	Laredo Community College District, Wells County, Texas, Combined Fee Revenue Bonds, Series 2010, 5.250%, 8/01/35 – AGM Insured	8/20 at 100.00	AA+	1,962,140
	Red River Education Finance Corporation, Texas, Revenue Bonds, Hockaday School, Series 2005:
1,170	5.000%, 5/15/27	5/15 at 100.00	AA	1,180,741
1,230	5.000%, 5/15/28	5/15 at 100.00	AA	1,237,565
1,290	5.000%, 5/15/29	5/15 at 100.00	AA	1,292,567
	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2003:
1,710	5.000%, 5/01/18 – FGIC Insured	5/13 at 100.00	Baa3	1,708,854
1,795	5.000%, 5/01/19 – FGIC Insured	5/13 at 100.00	Baa3	1,766,513
1,885	5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	Baa3	1,811,089
1,665	Texas State University System, Financing Revenue Bonds, Series 2004, 5.000%, 3/15/24 – AGM Insured	9/14 at 100.00	AA+	1,734,780
70	Texas State University System, Financing Revenue Refunding Bonds, Series 2002, 5.000%, 3/15/20 – AGM Insured	3/12 at 100.00	AA+	72,358
13,815	Total Education and Civic Organizations			13,637,957
	Energy – 2.0% (1.3% of Total Investments)
3,000	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation Project, Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)	4/11 at 100.00	BBB	2,625,360
	Health Care – 14.9% (9.8% of Total Investments)
	Brazoria County Health Facilities Development Corporation, Texas, Revenue Bonds, Brazosport Memorial Hospital, Series 2004:
1,745	5.250%, 7/01/20 – RAAI Insured	7/14 at 100.00	BBB–	1,654,679
1,835	5.250%, 7/01/21 – RAAI Insured	7/14 at 100.00	BBB–	1,701,889
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BBB+	1,222,763
1,270	Midland County Hospital District, Texas, Hospital Revenue Bonds, Series 1992, 0.000%, 6/01/11	No Opt. Call	BBB–	1,253,985
2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2009, 5.750%, 8/15/39	8/19 at 100.00	Aa3	2,009,260
105	Richardson Hospital Authority, Texas, Hospital Revenue Refunding and Improvement Bonds, Baylor/Richardson Medical Center, Series 1998, 5.625%, 12/01/28	6/11 at 100.00	Baa2	96,115
	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004:
2,000	5.875%, 12/01/24	12/13 at 100.00	Baa2	1,942,180
1,000	6.000%, 12/01/34	12/13 at 100.00	Baa2	939,790
2,500	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/42	11/17 at 100.00	AA–	2,244,425
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.250%, 8/15/40	8/20 at 100.00	A1	1,146,850
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Christus Health, Series 2008, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA+	2,066,040
1,720	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa2	1,398,360

Nuveen Investments	37

Nuveen Texas Quality Income Municipal Fund (continued)
NTX	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$700	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	$555,800
2,250	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	1,834,448
21,725	Total Health Care			20,066,584
	Housing/Multifamily – 1.8% (1.2% of Total Investments)
	Bexar County Housing Finance Corporation, Texas, Insured Multifamily Housing Revenue Bonds, Waters at Northern Hills Apartments Project, Series 2001A:
2,000	6.000%, 8/01/31 – NPFG Insured	8/11 at 102.00	Baa1	1,760,620
750	6.050%, 8/01/36 – NPFG Insured	8/11 at 102.00	Baa1	648,435
2,750	Total Housing/Multifamily			2,409,055
	Housing/Single Family – 2.7% (1.8% of Total Investments)
1,298	El Paso Housing Finance Corporation, Texas, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2001A-3, 6.180%, 4/01/33	4/11 at 106.75	AAA	1,359,876
2,345	Texas Department of Housing and Community Affairs, Single Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	AAA	2,337,824
3,643	Total Housing/Single Family			3,697,700
	Long-Term Care – 1.0% (0.7% of Total Investments)
	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007:
1,000	5.000%, 7/01/27	7/17 at 100.00	BBB	894,760
600	5.000%, 7/01/37	7/17 at 100.00	BBB	495,642
1,600	Total Long-Term Care			1,390,402
	Materials – 2.2% (1.5% of Total Investments)
3,000	Cass County Industrial Development Corporation, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2000A, 6.600%, 3/15/24 (Alternative Minimum Tax)	3/11 at 100.50	BBB	3,020,670
	Tax Obligation/General – 43.3% (28.4% of Total Investments)
1,260	Bexar County, Texas, Combined Tax and Revenue Certificates of Obligation, Series 2004, 5.000%, 6/15/19	6/14 at 100.00	Aaa	1,347,709
2,000	Borger Independent School District, Hutchison County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/36	2/16 at 100.00	AAA	2,023,160
400	Calallen Independent School District, Nueces County, Texas, General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/38	2/18 at 100.00	AAA	400,576
1,190	Canutillo Independent School District, El Paso County, Texas, General Obligation Bonds, Series 2006A, 5.000%, 8/15/22	8/15 at 100.00	AAA	1,281,916
325	Copperas Cove, Texas, Certificates of Obligation, Series 2003, 5.000%, 8/15/23 – NPFG Insured	8/12 at 100.00	AA–	337,698
2,305	Corpus Christi, Texas, Combination Tax and Municipal Hotel Occupancy Tax Revenue Certificates of Obligation, Series 2002, 5.500%, 9/01/21 – AGM Insured	9/12 at 100.00	AA+	2,423,316
1,750	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured	No Opt. Call	AA+	1,979,093
	Fort Bend County Municipal Utility District 25, Texas, General Obligation Bonds, Series 2005:
1,330	5.000%, 10/01/26 – FGIC Insured	10/12 at 100.00	A–	1,323,536
1,320	5.000%, 10/01/27 – FGIC Insured	10/12 at 100.00	A–	1,298,748
3,615	Frisco, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26 – FGIC Insured	2/16 at 100.00	Aa1	3,732,668
8,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 8/15/39	8/18 at 22.64	AA	1,223,575
	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003:
2,500	5.000%, 2/15/20 – AMBAC Insured	2/13 at 100.00	AA+	2,644,700
2,235	5.000%, 2/15/21 – AMBAC Insured	2/13 at 100.00	AA+	2,363,870
5,000	Houston, Texas, General Obligation Bonds, Series 2005E, 5.000%, 3/01/23 – AMBAC Insured	3/15 at 100.00	AA	5,258,550

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$100	Judson Independent School District, Bexar County, Texas, General Obligation Refunding Bonds, Series 2002, 5.250%, 2/01/21	2/11 at 100.00	Aaa	$100,364
4,900	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/45	8/14 at 17.78	AAA	675,269
1,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/36	8/17 at 33.01	AAA	230,820
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation Bonds, Series 2009, 5.000%, 8/15/34	8/19 at 100.00	AAA	372,950
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36 (WI/DD, Settling 3/15/11)	4/21 at 100.00	N/R	1,725,080
1,010	Mercedes Independent School District, Hidalgo County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/23	8/15 at 100.00	AAA	1,080,973
5,515	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34	2/15 at 100.00	Aaa	5,577,099
1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.250%, 3/01/32	3/19 at 100.00	AA	1,572,375
2,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34	2/18 at 100.00	Aaa	2,060,460
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E, 0.000%, 10/01/35	No Opt. Call	AAA	362,905
	Roma Independent School District, Texas, General Obligation Bonds, Series 2005:
1,110	5.000%, 8/15/22	8/15 at 100.00	AAA	1,195,736
1,165	5.000%, 8/15/23 – AGM Insured	8/15 at 100.00	AAA	1,246,865
1,250	Southside Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2004A, 5.000%, 8/15/22	8/14 at 100.00	Aaa	1,340,338
1,140	Sunnyvale School District, Texas, General Obligation Bonds, Series 2004, 5.250%, 2/15/25	2/14 at 100.00	AAA	1,211,877
5,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2006A, 5.000%, 4/01/33 (UB)	4/17 at 100.00	Aaa	5,087,750
1,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, 5.000%, 4/01/30 (UB)	4/18 at 100.00	Aaa	1,034,020
1,110	Texas State, General Obligation Bonds, Water Utility, Series 2001, 5.250%, 8/01/23	8/11 at 100.00	Aaa	1,127,460
3,025	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	3,120,046
	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998:
1,000	0.000%, 8/15/22	8/13 at 61.20	AAA	551,890
1,000	0.000%, 8/15/24	8/13 at 54.88	AAA	491,210
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
1,500	0.000%, 8/15/43	8/15 at 23.11	AAA	236,790
1,500	0.000%, 8/15/44	8/15 at 21.88	AAA	221,685
425	0.000%, 8/15/45	8/15 at 20.76	AAA	58,727
73,520	Total Tax Obligation/General			58,321,804
	Tax Obligation/Limited – 9.7% (6.4% of Total Investments)
1,000	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.250%, 8/15/38 – AGM Insured	8/19 at 100.00	AA+	966,140
7,940	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2007, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	AA+	7,941,346
	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H:
1,720	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	Baa1	250,879
930	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa1	119,384
3,265	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	Baa1	339,658

Nuveen Investments	39

Nuveen Texas Quality Income Municipal Fund (continued)
NTX	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
$2,250	5.250%, 11/15/22 – NPFG Insured	11/11 at 100.00	Baa1	$1,946,610
2,475	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa1	230,150
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	333,984
1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.500%, 9/01/29	9/19 at 100.00	BBB+	955,310
22,050	Total Tax Obligation/Limited			13,083,461
	Transportation – 13.1% (8.6% of Total Investments)
1,000	Austin, Texas, Airport System Prior Lien Revenue Bonds, Series 2003, 5.250%, 11/15/16 – NPFG Insured	11/13 at 100.00	A–	1,054,330
	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	BBB–	441,161
2,205	0.000%, 1/01/37	No Opt. Call	BBB–	304,488
2,000	0.000%, 1/01/38	No Opt. Call	BBB–	251,880
3,260	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/22 – FGIC Insured	1/15 at 100.00	BBB	3,107,497
2,600	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	5/11 at 100.50	CCC+	2,049,684
1,000	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	918,320
2,000	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.625%, 7/01/30 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	1,999,840
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	2,685,810
395	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	A2	378,888
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008B:
325	5.750%, 1/01/40	1/18 at 100.00	A2	311,743
225	5.750%, 1/01/40 – NPFG Insured	1/18 at 100.00	A2	215,822
2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA+	500,575
950	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	895,527
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
100	6.100%, 1/01/28	1/19 at 100.00	A2	105,793
2,000	6.250%, 1/01/39	1/19 at 100.00	A2	2,026,980
1,250	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/29 – AMBAC Insured	8/12 at 37.09	BBB+	347,175
27,755	Total Transportation			17,595,513
	U.S. Guaranteed – 17.5% (11.5% of Total Investments) (4)
295	Coppell Independent School District, Dallas County, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1992, 0.000%, 8/15/14 – NPFG Insured (ETM)	No Opt. Call	Aa3 (4)	279,309
950	Copperas Cove, Texas, Certificates of Obligation, Series 2003, 5.000%, 8/15/23 (Pre-refunded 8/15/12) – NPFG Insured	8/12 at 100.00	BBB (4)	1,011,836
2,595	Denton County, Texas, Permanent Improvement General Obligation Bonds, Series 2005, 5.000%, 7/15/25 (Pre-refunded 7/15/12)	7/12 at 100.00	AAA	2,749,610
500	Harris County Health Facilities Development Corporation, Texas, Revenue Bonds, St. Luke’s Episcopal Hospital, Series 2001A, 5.500%, 2/15/21 (Pre-refunded 8/15/11)	8/11 at 100.00	AAA	511,970
1,000	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2004, 5.000%, 2/15/20 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,107,850

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,000	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Presbyterian Healthcare System, Series 1996B, 5.750%, 6/01/26 – NPFG Insured (ETM)	No Opt. Call	Aaa	$1,182,580
2,500	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/17)	12/17 at 100.00	AAA	3,395,825
1,750	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, Series 2002, 5.375%, 2/01/20 (Pre-refunded 2/01/12)	2/12 at 100.00	AAA	1,830,273
1,440	South Texas Community College District, Hidalgo and Starr Counties, Texas, General Obligation Bonds, Series 2002, 5.500%, 8/15/17 (Pre-refunded 8/15/12) – AMBAC Insured	8/12 at 100.00	Aa2 (4)	1,543,565
1,930	Texas State University System, Financing Revenue Refunding Bonds, Series 2002, 5.000%, 3/15/20 (Pre-refunded 3/15/12) – AGM Insured	3/12 at 100.00	AA+ (4)	2,016,522
1,500	Texas, General Obligation Refunding Bonds, Public Finance Authority, Series 2002, 5.000%, 10/01/18 (Pre-refunded 10/01/12)	10/12 at 100.00	Aaa	1,606,500
1,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2001, 6.000%, 7/01/31 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa1 (4)	1,071,970
5,000	University of North Texas, Financing System Revenue Bonds, Series 2001, 5.000%, 4/15/24 (Pre-refunded 4/15/12) – AGM Insured	4/12 at 100.00	AA+ (4)	5,256,450
21,460	Total U.S. Guaranteed			23,564,260
	Utilities – 17.1% (11.3% of Total Investments)
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	795,264
2,400	Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999A, 5.375%, 4/01/19	4/11 at 100.00	BBB–	2,396,760
5,000	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A+	5,032,050
2,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	1,943,520
2,000	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2000, 5.750%, 2/15/15 – AMBAC Insured (Alternative Minimum Tax)	8/11 at 100.00	Aa3	2,004,820
3,000	Lower Colorado River Authority, Texas, Refunding Revenue Bonds, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	A1	2,791,140
2,000	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008, 5.750%, 5/15/37	5/15 at 100.00	A1	2,022,140
1,000	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30 (Alternative Minimum Tax)	5/11 at 100.00	BBB–	928,220
1,500	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	BBB	1,550,505
2,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	2,066,900
	Texas Municipal Power Agency, Revenue Bonds, Transmission Refunding Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	618,534
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	946,930
25,100	Total Utilities			23,096,783
	Water and Sewer – 15.1% (9.9% of Total Investments)
1,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40	5/20 at 100.00	A1	1,492,590
	Coastal Water Authority, Texas, Contract Revenue Bonds, Houston Water Projects, Series 2004:
1,005	5.000%, 12/15/20 – FGIC Insured	12/14 at 100.00	BBB	1,044,225
1,030	5.000%, 12/15/21 – FGIC Insured	12/14 at 100.00	BBB	1,064,938
1,000	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2008C, 5.375%, 3/01/29	3/18 at 100.00	AA	1,042,630
3,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/23 – FGIC Insured	5/14 at 100.00	AA	3,189,000

Nuveen Investments	41

Nuveen Texas Quality Income Municipal Fund (continued)
NTX	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,500	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/17 – AGM Insured	12/11 at 100.00	AA+	$3,616,130
	Irving, Texas, Subordinate Lien Waterworks and Sewerage Revenue Bonds, Series 2004:
1,680	5.000%, 8/15/22 – AMBAC Insured	8/14 at 100.00	Aa1	1,779,406
1,760	5.000%, 8/15/23 – AMBAC Insured	8/14 at 100.00	Aa1	1,850,147
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010, 5.250%, 3/01/40	3/20 at 100.00	AA–	4,004,240
1,260	Rowlett, Rockwall and Dallas Counties, Texas, Waterworks and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 3/01/22 – NPFG Insured	3/14 at 100.00	AA–	1,298,984
19,735	Total Water and Sewer			20,382,290
$241,423	Total Investments (cost $206,701,428) – 152.0%			204,960,263
	Floating Rate Obligations – (2.9)%			(3,960,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (52.6)% (5)			(70,920,000)
	Other Assets Less Liabilities – 3.5%			4,769,645
	Net Assets Applicable to Common Shares – 100%			$134,849,908

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.6%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of
Assets & Liabilities
February 28, 2011

	Arizona		Arizona	Arizona	Arizona	Texas
	Premium		Dividend	Dividend	Dividend	Quality
	Income		Advantage	Advantage 2	Advantage 3	Income
	(NAZ	)	(NFZ )	(NKR )	(NXE )	(NTX )

Assets
Investments, at value (cost $84,679,946, $31,762,408, $52,272,958, $60,277,049 and $206,701,428, respectively)	$85,640,365		$30,920,166	$51,772,665	$58,804,411	$204,960,263
Cash	890,225		331,340	586,207	804,868	1,142,304
Cash equivalents (1)	—		—	—	18,409,700	—
Receivables:
Interest	902,173		339,773	593,381	636,356	2,675,250
Investments sold	30,000		—	2,520,336	—	2,422,551
Deferred offering costs	—		454,714	565,772	645,424	1,335,716
Other assets	10,208		4,138	6,369	20,455	23,127
Total assets	87,472,971		32,050,131	56,044,730	79,321,214	212,559,211

Liabilities
Floating rate obligations	—		—	—	—	3,960,000
Payables:
Investments purchased	—		—	3,027,216	—	1,725,080
Auction Rate Preferred shares noticed for redemption, at liquidation value	—		—	—	18,400,000	—
Auction Rate Preferred share dividends	966		—	—	1,682	—
Common share dividends	262,061		97,090	159,310	192,036	607,645
Interest	—		18,962	31,988	1,534	135,930
Offering costs	—		178,033	210,224	360,000	203,455
MuniFund Term Preferred shares, at liquidation value	—		11,100,000	18,725,000	19,046,000	70,920,000
Accrued expenses:
Management fees	42,756		15,170	21,802	29,672	99,716
Other	36,094		11,058	17,435	33,753	57,477
Total liabilities	341,877		11,420,313	22,192,975	38,064,677	77,709,303
Auction Rate Preferred shares, at liquidation value	27,875,000		—	—	—	—
Net assets applicable to Common shares	$59,256,094		$20,629,818	$33,851,755	$41,256,537	$134,849,908
Common shares outstanding	4,470,695		1,548,312	2,439,551	3,066,030	9,550,825
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$13.25		$13.32	$13.88	$13.46	$14.12
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$44,707		$15,483	$24,396	$30,660	$95,508
Paid-in surplus	61,888,522		21,878,468	34,533,508	43,232,739	135,361,507
Undistributed (Over-distribution of) net investment income	1,121,954		282,359	395,361	544,489	1,891,219
Accumulated net realized gain (loss)	(4,759,508)		(704,250)	(601,217)	(1,078,713)	(757,161)
Net unrealized appreciation (depreciation)	960,419		(842,242)	(500,293)	(1,472,638)	(1,741,165)
Net assets applicable to Common shares	$59,256,094		$20,629,818	$33,851,755	$41,256,537	$134,849,908
Authorized shares:
Common	200,000,000		Unlimited	Unlimited	Unlimited	Unlimited
Auction Rate Preferred	1,000,000		Unlimited	Unlimited	Unlimited	Unlimited
MuniFund Term Preferred	—		Unlimited	Unlimited	Unlimited	Unlimited

(1) Segregated for the payment of Auction Rate Preferred shares noticed for redemption.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of
Operations

	Arizona Premium Income (NAZ)		Arizona Dividend Advantage (NFZ)		Arizona Dividend Advantage 2 (NKR)
	Seven Months Ended 2/28/11	Year Ended 7/31/10	Seven Months Ended 2/28/11	Year Ended 7/31/10	Seven Months Ended 2/28/11	Year Ended 7/31/10
Investment Income	$2,607,294	$4,507,457	$957,420	$1,579,349	$1,505,514	$2,571,398
Expenses
Management fees	336,029	582,148	119,096	202,746	198,882	336,597
Auction fees	24,285	41,811	286	15,899	3,322	24,937
Dividend disbursing agent fees	5,808	10,000	5,808	10,000	7,479	10,000
Shareholders’ servicing agent fees and expenses	1,779	3,352	5,816	536	8,482	482
Interest expense and amortization of offering costs	—	—	119,841	—	184,398	—
Custodian’s fees and expenses	12,007	20,920	6,854	11,611	8,807	15,505
Directors’/Trustees’ fees and expenses	1,382	2,548	602	908	919	1,469
Professional fees	12,957	18,717	8,888	11,034	9,669	12,841
Shareholders’ reports – printing and mailing expenses	17,353	27,656	7,077	14,043	10,973	18,775
Stock exchange listing fees	5,289	9,145	126	217	198	342
Investor relations expense	—	7,114	798	2,533	—	4,103
Other expenses	8,131	18,336	11,619	15,284	18,123	16,644
Total expenses before custodian fee credit and expense reimbursement	425,020	741,747	286,811	284,811	451,252	441,695
Custodian fee credit	(1,894)	(310)	(468)	(281)	(1,428)	(403)
Expense reimbursement	—	—	(8,218)	(23,792)	(31,462)	(69,610)
Net expenses	423,126	741,437	278,125	260,738	418,362	371,682
Net investment income (loss)	2,184,168	3,766,020	679,295	1,318,611	1,087,152	2,199,716
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	70,746	211,410	70,054	3,081	55,036	15,295
Change in net unrealized appreciation (depreciation) of investments	(3,534,279)	4,067,325	(1,397,076)	2,172,884	(1,860,579)	2,615,288
Net realized and unrealized gain (loss)	(3,463,533)	4,278,735	(1,327,022)	2,175,965	(1,805,543)	2,630,583
Distributions to Auction Rate
Preferred Shareholders
From net investment income	(67,929)	(115,298)	(12,050)	(44,516)	(18,967)	(69,894)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to
Common shares from distributions to
Auction Rate Preferred shareholders	(67,929)	(115,298)	(12,050)	(44,516)	(18,967)	(69,894)
Net increase (decrease) in net assets applicable to Common shares from operations	$(1,347,294)	$7,929,457	$(659,777)	$3,450,060	$(737,358)	$4,760,405

See accompanying notes to financial statements.

44	Nuveen Investments

	Arizona Dividend Advantage 3 (NXE)		Texas Quality Income (NTX)
	Seven Months Ended 2/28/11	Year Ended 7/31/10	Seven Months Ended 2/28/11	Year Ended 7/31/10
Investment Income	$1,805,681	$3,099,881	$6,175,613	$10,596,403
Expenses
Management fees	232,279	399,605	771,053	1,318,389
Auction fees	16,031	27,601	28,857	97,575
Dividend disbursing agent fees	5,808	10,000	12,466	20,000
Shareholders’ servicing agent fees and expenses	174	390	10,196	9,051
Interest expense and amortization of offering costs	1,887	—	649,254	20,183
Custodian’s fees and expenses	9,453	16,322	24,566	42,365
Directors’/Trustees’ fees and expenses	1,016	1,909	3,416	5,852
Professional fees	70,577	13,604	15,966	41,748
Shareholders’ reports – printing and mailing expenses	12,399	21,141	34,876	52,459
Stock exchange listing fees	249	430	5,318	9,177
Investor relations expense	—	4,752	—	14,710
Other expenses	11,552	15,704	4,727	22,882
Total expenses before custodian fee credit and expense reimbursement	361,425	511,458	1,560,695	1,654,391
Custodian fee credit	(949)	(304)	(3,172)	(569)
Expense reimbursement	(8,647)	(57,404)	—	—
Net expenses	351,829	453,750	1,557,523	1,653,822
Net investment income (loss)	1,453,852	2,646,131	4,618,090	8,942,581
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	190,001	103,076	213,495	197,927
Change in net unrealized appreciation (depreciation) of investments	(2,270,250)	3,715,857	(8,455,145)	10,122,568
Net realized and unrealized gain (loss)	(2,080,249)	3,818,933	(8,241,650)	10,320,495
Distributions to Auction Rate
Preferred Shareholders
From net investment income	(45,179)	(76,983)	(85,730)	(257,907)
From accumulated net realized gains	—	—	—	(19,921)
Decrease in net assets applicable to
Common shares from distributions to Auction Rate Preferred shareholders	(45,179)	(76,983)	(85,730)	(277,828)
Net increase (decrease) in net assets applicable to Common shares from operations	$(671,576)	$6,388,081	$(3,709,290)	$18,985,248

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of
Changes in Net Assets

	Arizona Premium Income (NAZ)			Arizona Dividend Advantage (NFZ)
	Seven Months Ended 2/28/11	Year Ended 7/31/10	Year Ended 7/31/09	Seven months Ended 2/28/11	Year Ended 7/31/10	Year Ended 7/31/09
Operations
Net investment income (loss)	$2,184,168	$3,766,020	$3,812,672	$679,295	$1,318,611	$1,299,942
Net realized gain (loss) from:
Investments	70,746	211,410	(2,710,445)	70,054	3,081	(429,021)
Futures contracts	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(3,534,279)	4,067,325	1,955,974	(1,397,076)	2,172,884	(604,752)
Futures contracts	—	—	—	—	—	—
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(67,929)	(115,298)	(565,487)	(12,050)	(44,516)	(220,718)
From accumulated net realized gains	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	(1,347,294)	7,929,457	2,492,714	(659,777)	3,450,060	45,451
Distributions to Common Shareholders
From net investment income	(1,955,790)	(3,146,573)	(2,846,851)	(699,030)	(1,070,455)	(976,248)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(1,955,790)	(3,146,573)	(2,846,851)	(699,030)	(1,070,455)	(976,248)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	10,632	10,931	12,298	4,230	—	7,371
Repurchased and retired	—	—	—	—	—	(24,038)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	10,632	10,931	12,298	4,230	—	(16,667)
Net increase (decrease) in net assets applicable to Common shares	(3,292,452)	4,793,815	(341,839)	(1,354,577)	2,379,605	(947,464)
Net assets applicable to Common shares at the beginning of period	62,548,546	57,754,731	58,096,570	21,984,395	19,604,790	20,552,254
Net assets applicable to Common shares at the end of period	$59,256,094	$62,548,546	$57,754,731	$20,629,818	$21,984,395	$19,604,790
Undistributed (Over-distribution of) net investment income at the end of period	$1,121,954	$961,516	$492,363	$282,359	$278,947	$75,318

See accompanying notes to financial statements.

46	Nuveen Investments

	Arizona Dividend Advantage 2 (NKR)			Arizona Dividend Advantage 3 (NXE)
	Seven Months Ended 2/28/11	Year Ended 7/31/10	Year Ended 7/31/09	Seven Months Ended 2/28/11	Year Ended 7/31/10	Year Ended 7/31/09
Operations
Net investment income (loss)	$1,087,152	$2,199,716	$2,259,065	$1,453,852	$2,646,131	$2,685,306
Net realized gain (loss) from:
Investments	55,036	15,295	(349,393)	190,001	103,076	(323,361)
Futures contracts	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(1,860,579)	2,615,288	(337,136)	(2,270,250)	3,715,857	(880,027)
Futures contracts	—	—	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(18,967)	(69,894)	(349,919)	(45,179)	(76,983)	(412,423)
From accumulated net realized gains	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	(737,358)	4,760,405	1,222,617	(671,576)	6,388,081	1,069,495
Distributions to Common Shareholders
From net investment income	(1,144,149)	(1,856,497)	(1,712,859)	(1,352,119)	(2,236,669)	(2,005,865)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to
Common shares from distributions to Common shareholders	(1,144,149)	(1,856,497)	(1,712,859)	(1,352,119)	(2,236,669)	(2,005,865)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	16,440	—	—	—
Repurchased and retired	—	—	(8,296)	—	—	(15,380)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	8,144	—	—	(15,380)
Net increase (decrease) in net assets applicable to Common shares	(1,881,507)	2,903,908	(482,098)	(2,023,695)	4,151,412	(951,750)
Net assets applicable to Common shares at the beginning of period	35,733,262	32,829,354	33,311,452	43,280,232	39,128,820	40,080,570
Net assets applicable to Common shares at the end of period	$33,851,755	$35,733,262	$32,829,354	$41,256,537	$43,280,232	$39,128,820
Undistributed (Over-distribution of) net investment income at the end of period	$395,361	$427,638	$154,645	$544,489	$487,582	$157,033

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of
Changes in Net Assets (continued)

	Texas Quality Income (NTX)
	Seven Months Ended 2/28/11	Year Ended 7/31/10	Year Ended 7/31/09
Operations
Net investment income (loss)	$4,618,090	$8,942,581	$8,942,930
Net realized gain (loss) from:
Investments	213,495	197,927	(260,097)
Futures contracts	—	—	279,232
Change in net unrealized appreciation (depreciation) of:
Investments	(8,455,145)	10,122,568	(1,592,328)
Futures contracts	—	—	(80,805)
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(85,730)	(257,907)	(1,209,638)
From accumulated net realized gains	—	(19,921)	(148,005)
Net increase (decrease) in net assets applicable to Common shares from operations	(3,709,290)	18,985,248	5,931,289
Distributions to Common Shareholders
From net investment income	(4,775,546)	(7,745,753)	(6,752,824)
From accumulated net realized gains	(63,947)	(114,136)	(446,272)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,839,493)	(7,859,889)	(7,199,096)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	318,797	441,175	67,966
Repurchased and retired	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	318,797	441,175	67,966
Net increase (decrease) in net assets applicable to Common shares	(8,229,986)	11,566,534	(1,199,841)
Net assets applicable to Common shares at the beginning of period	143,079,894	131,513,360	132,713,201
Net assets applicable to Common shares at the end of period	$134,849,908	$143,079,894	$131,513,360
Undistributed (Over-distribution of) net investment income at the end of period	$1,891,219	$2,042,050	$1,103,875

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of
Cash Flows

	Arizona Dividend Advantage (NFZ)		Arizona Dividend Advantage 2 (NKR)
	Seven Months Ended 2/28/11	Year Ended 7/31/10	Seven Months Ended 2/28/11	Year Ended 7/31/10
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(659,777)	$3,450,060	$(737,358)	$4,760,405
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,758,814)	(2,890,432)	(6,329,929)	(2,809,996)
Proceeds from short-term investments, net	—	1,000,000	—	—
Proceeds from sales and maturities of investments	1,461,380	958,770	3,306,338	2,004,345
Amortization (Accretion) of premiums and discounts, net	30,512	59,604	33,687	60,424
(Increase) Decrease in:
Receivable for interest	(74,704)	(15,858)	(182,113)	(7,219)
Receivable for investments sold	—	—	(2,520,336)	—
Other assets	11,915	(6,670)	13,563	(6,936)
Increase (Decrease) in:
Payable for investments purchased	—	—	3,027,216	—
Payable for Auction Rate Preferred share dividends	(496)	(9)	(584)	56
Payable for interest	18,962	—	31,988	—
Accrued management fees	(950)	2,175	(2,498)	2,985
Accrued other expenses	(11,572)	5,730	(11,905)	6,585
Net realized (gain) loss from investments	(70,054)	(3,081)	(55,036)	(15,295)
Change in net unrealized (appreciation) depreciation of investments	1,397,076	(2,172,884)	1,860,579	(2,615,288)
Taxes paid on undistributed capital gains	—	(2)	—	—
Net cash provided by (used in) operating activities	343,478	387,403	(1,566,388)	1,380,066
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(454,714)	—	(565,772)	—
Increase (Decrease) in:
MuniFund Term Preferred shares, at liquidation value	11,100,000	—	18,725,000	—
Auction Rate Preferred shares, at liquidation value	(10,600,000)	—	(16,625,000)	—
Payable for offering costs	178,033	—	210,224	—
Cash distributions paid to Common shareholders	(695,189)	(1,051,838)	(1,144,100)	(1,836,006)
Net cash provided by (used in) financing activities	(471,870)	(1,051,838)	600,352	(1,836,006)
Net Increase (Decrease) in Cash	(128,392)	(664,435)	(966,036)	(455,940)
Cash at the beginning of period	459,732	1,124,167	1,552,243	2,008,183
Cash at the End of Period	331,340	459,732	586,207	1,552,243

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Arizona Dividend Advantage (NFZ)		Arizona Dividend Advantage 2 (NKR)
Seven Months Ended 2/28/11	Year Ended 7/31/10	Seven Months Ended 2/28/11	Year Ended 7/31/10
$4,230	$—	$—	$—

Cash paid for interest (excluding amortization of offering costs) was as follows:

Arizona Dividend Advantage (NFZ)		Arizona Dividend Advantage 2 (NKR)
Seven Months Ended 2/28/11	Year Ended 7/31/10	Seven Months Ended 2/28/11	Year Ended 7/31/10
$65,104	$—	$107,947	$—

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of
Cash Flows (continued)

	Texas Quality Income (NTX)
	Seven Months Ended 2/28/11	Year Ended 7/31/10
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(3,709,290)	$18,985,248
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(24,888,201)	(14,387,590)
Proceeds from short-term investments, net	—	—
Proceeds from sales and maturities of investments	20,442,710	11,560,150
Amortization (Accretion) of premiums and discounts, net	(163,014)	(292,315)
(Increase) Decrease in:
Receivable for interest	399,539	63,609
Receivable for investments sold	(1,375,886)	1,753,916
Other assets	22,110	(8,854)
Increase (Decrease) in:
Payable for investments purchased	393,171	1,331,909
Payable for Auction Rate Preferred share dividends	(2,147)	474
Payable for interest	135,930	—
Accrued management fees	(13,233)	3,897
Accrued other expenses	(25,332)	18,995
Net realized (gain) loss from investments	(213,495)	(197,927)
Change in net unrealized (appreciation) depreciation of investments	8,455,145	(10,122,568)
Taxes paid on undistributed capital gains	(331)	(507)
Net cash provided by (used in) operating activities	(542,324)	8,708,437
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(1,335,716)	—
Increase (Decrease) in:
MuniFund Term Preferred shares, at liquidation value	70,920,000	—
Auction Rate Preferred shares, at liquidation value	(65,050,000)	—
Payable for offering costs	203,455	—
Cash distributions paid to Common shareholders	(4,516,151)	(7,334,165)
Net cash provided by (used in) financing activities	221,588	(7,334,165)
Net Increase (Decrease) in Cash	(320,736)	1,374,272
Cash at the beginning of period	1,463,040	88,768
Cash at the End of Period	1,142,304	1,463,040

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Texas Quality Income (NTX)
Seven Months Ended 2/28/11	Year Ended 7/31/10
$318,797	$441,175

Cash paid for interest (excluding amortization of offering costs) was as follows:

Texas Quality Income (NTX)
Seven Months Ended 2/28/11	Year Ended 7/31/10
$421,394	$—

See accompanying notes to financial statements.

50	Nuveen Investments

Financial
Highlights

Nuveen Investments	51

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Arizona Premium Income (NAZ)
Year Ended 2/28:
2011(f)	$13.99	$.49	$(.77)	$(.02)	$—		$(.30)	$(.44)	$—	$(.44)	$—		$13.25	$12.32
Year Ended 7/31:
2010	12.92	.84	.96	(.03)	—		1.77	(.70)	—	(.70)	—		13.99	13.34
2009	13.00	.85	(.16)	(.13)	—		.56	(.64)	—	(.64)	—		12.92	12.29
2008	14.00	.88	(1.05)	(.22)	—		(.39)	(.61)	—	(.61)	—		13.00	13.35
2007	14.10	.83	(.10)	(.22)	—		.51	(.61)	—	(.61)	—		14.00	13.07
2006	14.53	.83	(.39)	(.18)	—		.26	(.69)	—	(.69)	—		14.10	13.69

Arizona Dividend Advantage (NFZ)
Year Ended 2/28:
2011(f)	14.20	.44	(.86)	(.01)	—		(.43)	(.45)	—	(.45)	—		13.32	12.14
Year Ended 7/31:
2010	12.66	.85	1.41	(.03)	—		2.23	(.69)	—	(.69)	—		14.20	14.19
2009	13.26	.84	(.67)	(.14)	—		.03	(.63)	—	(.63)	—	*	12.66	12.14
2008	14.48	.91	(1.23)	(.25)	—	*	(.57)	(.64)	(.01)	(.65)	—		13.26	13.70
2007	14.77	.91	(.17)	(.24)	(.02)		.48	(.71)	(.06)	(.77)	—		14.48	13.35
2006	15.37	.93	(.40)	(.20)	(.01)		.32	(.84)	(.08)	(.92)	—		14.77	15.90

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share
Arizona Premium Income (NAZ)
Year Ended 2/28:
2011(f)	$27,875	$25,000	$78,144	$—	$—	$—	$—		$—
Year Ended 7/31:
2010	27,875	25,000	81,097	—	—	—	—		—
2009	27,875	25,000	76,798	—	—	—	—		—
2008	30,000	25,000	73,414	—	—	—	—		—
2007	30,000	25,000	77,111	—	—	—	—		—
2006	30,000	25,000	77,520	—	—	—	—		—

Arizona Dividend Advantage (NFZ)
Year Ended 2/28:
2011(f)	—	—	—	11,100	10.00	9.63	9.83	^	28.59
Year Ended 7/31:
2010	10,600	25,000	76,850	—	—	—	—		—
2009	10,600	25,000	71,238	—	—	—	—		—
2008	12,000	25,000	67,817	—	—	—	—		—
2007	12,000	25,000	71,748	—	—	—	—		—
2006	12,000	25,000	72,628	—	—	—	—		—

52	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(4.55)%	(2.23)%	$59,256	1.19	%**	1.19	%**	6.11	%**	N/A		N/A		N/A		5%

14.47	13.94	62,549	1.21		1.21		6.13		N/A		N/A		N/A		8
(2.61)	4.73	57,755	1.33		1.33		7.01		N/A		N/A		N/A		25
7.10	(2.87)	58,097	1.40		1.26		6.42		N/A		N/A		N/A		21
(.22)	3.62	62,534	1.32		1.24		5.81		N/A		N/A		N/A		13
(5.62)	1.84	63,024	1.21		1.21		5.83		N/A		N/A		N/A		22

(11.47)	(3.10)	20,630	2.29	**	1.62	**	5.37	**	2.23	%**	1.56	%**	5.43	%**	5

23.34	17.93	21,984	1.35		1.35		6.12		1.23		1.23		6.23		3
(6.12)	.58	19,605	1.51		1.51		6.70		1.30		1.30		6.91		6
7.72	(4.09)	20,552	1.58		1.44		6.14		1.31		1.16		6.42		10
(11.63)	3.24	22,439	1.48		1.38		5.74		1.14		1.04		6.08		19
4.54	2.14	22,862	1.36		1.36		5.79		.94		.94		6.21		24

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing Arizona Dividend Advantage (NFZ) for any fees and expenses.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the seven months ended February 28, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.
^	For the period October 18, 2010 (issuance date of shares) through February 28, 2011.
N/A	Fund does not have a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Arizona Dividend Advantage 2 (NKR)
Year Ended 2/28:
2011(f)	$14.65	$.45	$(.74)	$(.01)	$—	$(.30)	$(.47)	$—	$(.47)	$—		$13.88	$12.66
Year Ended 7/31:
2010	13.46	.90	1.08	(.03)	—	1.95	(.76)	—	(.76)	—		14.65	13.92
2009	13.66	.93	(.29)	(.14)	—	.50	(.70)	—	(.70)	—	*	13.46	12.52
2008	14.76	.96	(1.03)	(.24)	(.02)	(.33)	(.71)	(.06)	(.77)	—		13.66	14.00
2007	15.00	.97	(.18)	(.24)	(.01)	.54	(.74)	(.04)	(.78)	—		14.76	15.27
2006	15.56	.96	(.37)	(.20)	(.01)	.38	(.83)	(.11)	(.94)	—		15.00	15.37

Arizona Dividend Advantage 3 (NXE)
Year Ended 2/28:
2011(f)	14.12	.47	(.68)	(.01)	—	(.22)	(.44)	—	(.44)	—		13.46	12.24
Year Ended 7/31:
2010	12.76	.86	1.26	(.03)	—	2.09	(.73)	—	(.73)	—		14.12	13.14
2009	13.07	.88	(.41)	(.13)	—	.34	(.65)	—	(.65)	—	*	12.76	11.73
2008	14.20	.91	(1.15)	(.24)	—	(.48)	(.65)	—	(.65)	—		13.07	13.30
2007	14.32	.90	(.10)	(.25)	—	.55	(.67)	—	(.67)	—		14.20	13.44
2006	14.62	.88	(.26)	(.19)	—	.43	(.73)	—	(.73)	—		14.32	13.52

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period						Auction Rate Preferred Shares and MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Arizona Dividend Advantage 2 (NKR)
Year Ended 2/28:
2011(f)	$—	$—	$—	$18,725	$10.00	$9.58	$9.71	^	$28.08	$—
Year Ended 7/31:
2010	16,625	25,000	78,734	—	—	—	—		—	—
2009	16,625	25,000	74,367	—	—	—	—		—	—
2008	18,500	25,000	70,015	—	—	—	—		—	—
2007	18,500	25,000	73,616	—	—	—	—		—	—
2006	18,500	25,000	74,277	—	—	—	—		—	—

Arizona Dividend Advantage 3 (NXE)
Year Ended 2/28:
2011(f)	18,400	25,000	52,544	19,046	10.00	9.97	9.96	^^	21.02	2.10
Year Ended 7/31:
2010	18,400	25,000	83,805	—	—	—	—		—	—
2009	18,400	25,000	78,164	—	—	—	—		—	—
2008	22,000	25,000	70,546	—	—	—	—		—	—
2007	22,000	25,000	74,490	—	—	—	—		—	—
2006	22,000	25,000	74,902	—	—	—	—		—	—

54	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(5.84)%	(1.90)%	$33,852	2.22	%**	1.53	%**	5.18	%**	2.06	%**	1.38	%**	5.34	%**	7%

17.65	14.75	35,733	1.27		1.27		6.11		1.07		1.07		6.31		4
(4.99)	4.09	32,829	1.40		1.40		6.93		1.11		1.11		7.22		5
(3.16)	(2.38)	33,311	1.49		1.34		6.32		1.13		.98		6.68		15
4.52	3.59	35,976	1.39		1.29		5.92		.96		.86		6.35		14
.82	2.49	36,465	1.28		1.28		5.88		.83		.83		6.33		11

(3.63)	(1.60)	41,257	1.46	**	1.46	**	5.85	**	1.43	**	1.42	**	5.88	**	6

18.58	16.66	43,280	1.22		1.22		6.15		1.08		1.08		6.29		5
(6.18)	3.08	39,129	1.37		1.37		6.97		1.09		1.09		7.25		9
3.96	(3.48)	40,081	1.46		1.30		6.17		1.08		.92		6.55		16
4.21	3.81	43,552	1.36		1.26		5.69		.88		.78		6.16		15
(1.80)	3.03	43,913	1.26		1.26		5.63		.79		.79		6.11		12

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Arizona Dividend Advantage 3 (NXE) for any fees and expenses.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the seven months ended February 28, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.
^	For the period October 18, 2010 (first issuance date of shares) through February 28, 2011.
^^	As of February 28, 2011 (issuance date of shares).

See accompanying notes to financial statements.

Nuveen Investments	55

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Texas Quality Income (NTX)
Year Ended 2/28:
2011(f)	$15.01	$.48	$(.85)	$(.01)	$—	$(.38)	$(.50)	$(.01 )*	$(.51)	$—	$14.12	$15.19
Year Ended 7/31:
2010	13.84	.94	1.08	(.03)	— *	1.99	(.81)	(.01)	(.82)	—	15.01	16.92
2009	13.98	.94	(.17)	(.13)	(.02)	.62	(.71)	(.05)	(.76)	—	13.84	14.78
2008	14.87	.94	(.83)	(.23)	(.02)	(.14)	(.69)	(.06)	(.75)	—	13.98	12.46
2007	15.06	.95	(.11)	(.25)	(.01)	.58	(.73)	(.04)	(.77)	—	14.87	13.89
2006	15.46	.96	(.32)	(.22)	—	.42	(.82)	—	(.82)	—	15.06	14.71

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share
Texas Quality Income (NTX)
Year Ended 2/28:
2011(f)	$—	$—	$—	$70,920	$10.00	$9.85	$9.86	^	$29.01
Year Ended 7/31:
2010	65,050	25,000	79,988	—	—	—	—		—
2009	65,050	25,000	75,543	—	—	—	—		—
2008	69,000	25,000	73,084	—	—	—	—		—
2007	69,000	25,000	76,173	—	—	—	—		—
2006	69,000	25,000	76,815	—	—	—	—		—

56	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(7.15)%	(2.61)%	$134,850	1.92	%**	1.24	%**	5.69	%**	10%

20.92	14.71	143,080	1.19		1.17		6.42		6
25.98	4.80	131,513	1.27		1.26		7.06		10
(5.16)	(1.04)	132,713	1.26		1.21		6.46		8
(.52)	3.82	141,238	1.24		1.18		6.24		9
(4.03)	2.77	143,009	1.19		1.19		6.31		13

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the seven months ended February 28, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.
^	For the period November 2, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund (NTX) (collectively, the “Funds”). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income (NTX) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”) to house its portfolio management capabilities and serve as the Funds’ sub-adviser. The Funds’ portfolio managers have become employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

During the current fiscal period, the Board of Directors/Trustees of the Funds approved a change in the Funds’ fiscal and tax year ends from July 31 to February 28/29.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price and are generally classified as Level 1.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation;

58	Nuveen Investments

and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2011, Arizona Dividend Advantage 2 (NKR) and Texas Quality Income (NTX) had outstanding when-issued/delayed delivery purchase commitments of $821,748 and $1,725,080, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). Arizona Premium Income (NAZ) has issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. The Fund’s ARPS are issued in one Series. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of the rate period. As of February 28, 2011, the number of ARPS outstanding for Arizona Premium Income (NAZ) is as follows:

	Arizona Premium Income (NAZ	)
Number of shares:
Series TH	1,115

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as

Nuveen Investments	59

Notes to
Financial Statements (continued)

calculated in accordance with the pre-established terms of the ARPS. As of February 28, 2011, the aggregate amount of outstanding ARPS redeemed, including ARPS noticed for redemption at the end of the reporting period, by each Fund is as follows:

	Arizona Premium Income (NAZ	)	Arizona Dividend Advantage (NFZ	)	Arizona Dividend Advantage 2 (NKR	)	Arizona Dividend Advantage 3 (NXE	)	Texas Quality Income (NTX	)
ARPS redeemed, at liquidation value	$2,125,000		$12,000,000		$18,500,000		$22,000,000		$69,000,000

During the seven months ended February 28, 2011, lawsuits pursuing claims made in a demand letter alleging that Arizona Dividend Advantage 3’s (NXE) Board of Trustees breached their fiduciary duties related to the redemption at par of its ARPS had been filed on behalf of shareholders of Arizona Dividend Advantage 3 (NXE), against the Adviser together with current and former officers and interested trustees of the Arizona Dividend Advantage 3 (NXE). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. Arizona Dividend Advantage 3 (NXE) believes that these lawsuits will not have a material effect on it or on the Adviser’s ability to serve as investment adviser to it.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem a portion of each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of February 28, 2011, the number of MTP Shares outstanding, fixed annual rate and NYSE “ticker” symbol for each Fund are as follows:

	Arizona Dividend Advantage (NFZ)			Arizona Dividend Advantage 2 (NKR)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2015	1,110,000	2.05%	NFZ Pr C	1,872,500	2.05%	NKR Pr C

	Arizona Dividend Advantage 3 (NXE)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2016	1,904,600	2.90%	NXE Pr C

	Texas Quality Income (NTX)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2015	7,092,000	2.30%	NTX Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s MTP Shares are as follows.

	Arizona Dividend Advantage		Arizona Dividend Advantage 2		Arizona Dividend Advantage 3		Texas Quality Income
	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
	Series 2015		Series 2015		Series 2016		Series 2015
Term Redemption Date	November 1, 2015		November 1, 2015		March 1, 2016		December 1, 2015
Optional Redemption Date	November 1, 2011		November 1, 2011		March 1, 2012		December 1, 2011
Premium Expiration Date	October 31, 2012		October 31, 2012		February 28, 2013		November 30, 2012

60	Nuveen Investments

The average liquidation value of MTP Shares outstanding for each Fund during the seven months ended February 28, 2011, was as follows:

	Arizona Dividend Advantage (NFZ	)*	Arizona Dividend Advantage 2 (NKR	)*	Arizona Dividend Advantage 3 (NXE	)**	Texas Quality Income (NTX	)***
Average liquidation value of MTP Shares outstanding	$11,100,000		$18,478,731		$19,046,000		$70,655,294

*	For the period October 18, 2010 (first issuance date of shares) through February 28, 2011.
**	As of February 28, 2011 (issuance date of shares).
***	For the period November 2, 2010 (first issuance date of shares) through February 28, 2011.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering are recorded as reductions of offering costs recognized by the Funds. For the seven months ended February 28, 2011, there were no amounts earned by Nuveen.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the seven months ended February 28, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 28, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Arizona Premium Income (NAZ	)	Arizona Dividend Advantage (NFZ	)	Arizona Dividend Advantage 2 (NKR	)	Arizona Dividend Advantage 3 (NXE	)	Texas Quality Income (NTX	)
Maximum exposure to Recourse Trusts	$2,145,000		$1,680,000		$1,350,000		$2,325,000		$—

Nuveen Investments	61

Notes to
Financial Statements (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the seven months ended February 28, 2011, were as follows:

	Texas Quality Income (NTX	)
Average floating rate obligations outstanding	$3,960,000
Average annual interest rate and fees	0.51%

Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the seven months ended February 28, 2011.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange-traded and the exchange’s clearinghouse, which is counterparty to all exchange-traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

62	Nuveen Investments

Offering Costs
Costs incurred by the following Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which will be amortized over the 5-year life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund’s offering costs incurred were as follows:

	Arizona		Arizona		Arizona		Texas
	Dividend		Dividend		Dividend		Quality
	Advantage		Advantage 2		Advantage 3		Income
	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
MTP Shares offering costs	$491,500		$588,375		$645,690		$1,366,300

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy or inputs is summarized in the three broad Levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 28, 2011:

Arizona Premium Income (NAZ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$83,772,615	$1,867,750	$85,640,365
Arizona Dividend Advantage (NFZ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$30,710,978	$209,188	$30,920,166
Arizona Dividend Advantage 2 (NKR)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$50,928,442	$844,223	$51,772,665

Nuveen Investments	63

Notes to
Financial Statements (continued)

Arizona Dividend Advantage 3 (NXE)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$58,288,912	$515,499	$58,804,411
Texas Quality Income (NTX)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$204,960,263	$—	$204,960,263

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Arizona	Arizona	Arizona	Arizona
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NAZ )	(NFZ )	(NKR )	(NXE )
	Level 3	Level 3	Level 3	Level 3
	Municipal	Municipal	Municipal	Municipal
	Bonds	Bonds	Bonds	Bonds
Balance at the beginning of period	$2,055,600	$230,227	$929,131	$567,346
Gains (losses):
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation (depreciation)	(187,850)	(21,039)	(84,908)	(51,847)
Purchases at cost	—	—	—	—
Sales at proceeds	—	—	—	—
Net discounts (premiums)	—	—	—	—
Transfers into	—	—	—	—
Transfers out of	—	—	—	—
Balance at the end of period	$1,867,750	$209,188	$844,223	$515,499
Net change in unrealized appreciation (depreciation) during the period of
Level 3 securities held as of February 28, 2011	$(187,850)	$(21,039)	$(84,908)	$(51,847)

During the seven months ended February 28, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the seven months ended February 28, 2011.

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	Arizona Premium Income (NAZ)			Arizona Dividend Advantage (NFZ)
	Seven Months Ended 2/28/11	Year Ended 7/31/10	Year Ended 7/31/09	Seven Months Ended 2/28/11	Year Ended 7/31/10	Year Ended 7/31/09
Common shares:
Issued to shareholders due to
reinvestment of distributions	743	798	944	292	—	581
Repurchased and retired	—	—	—	—	—	(2,500)
Weighted average Common share:
Price per share repurchased and retired	—	—	—	—	—	$9.60
Discount per share repurchased and retired	—	—	—	—	—	19.20%

64	Nuveen Investments

	Arizona Dividend Advantage 2 (NKR)			Arizona Dividend Advantage 3 (NXE)
	Seven Months Ended 2/28/11	Year Ended 7/31/10	Year Ended 7/31/09	Seven Months Ended 2/28/11	Year Ended 7/31/10	Year Ended 7/31/09
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	1,193	—	—	—
Repurchased and retired	—	—	(800)	—	—	(1,600)
Weighted average Common share:
Price per share repurchased and retired	—	—	$10.35	—	—	$9.59
Discount per share repurchased and retired	—	—	17.60%	—	—	18.61%

Texas Quality Income (NTX)
	Seven Months Ended 2/28/11	Year Ended 7/31/10	Year Ended 7/31/09
Common shares:
Issued to shareholders due to reinvestment of distributions	20,941	29,688	5,052
Repurchased and retired	—	—	—
Weighted average Common share
Price per share repurchased and retired	—	—	—
Discount per share repurchased and retired	—	—	—

Preferred Shares
Transactions in ARPS were as follows:

	Arizona Premium Income (NAZ)
	Seven Months Ended 2/28/11		Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series TH	—	$—	—	$—	85	$2,125,000

	Arizona Dividend Advantage (NFZ)
	Seven Months Ended 2/28/11		Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series T	424	$10,600,000	—	$—	56	$1,400,000

	Arizona Dividend Advantage 2 (NKR)
	Seven Months Ended 2/28/11		Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series W	665	$16,625,000	—	$—	75	$1,875,000

Nuveen Investments	65

Notes to
Financial Statements (continued)

	Arizona Dividend Advantage 3 (NXE)
	Seven Months Ended 2/28/11		Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	736	$18,400,000	—	$—	144	$3,600,000

	Texas Quality Income (NTX)
	Seven Months Ended 2/28/11		Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	716	$17,900,000	—	$—	44	$1,100,000
Series TH	1,886	47,150,000	—	—	114	2,850,000
Total	2,602	$65,050,000	—	$—	158	$3,950,000

Transactions in MTP shares were as follows:

	Arizona Dividend Advantage (NFZ)
	Seven Months Ended 2/28/11		Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	1,110,000	$11,100,000	—	$—	—	$—

	Arizona Dividend Advantage 2 (NKR)
	Seven Months Ended 2/28/11		Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	1,872,500	$18,725,000	—	$—	—	$—

	Arizona Dividend Advantage 3 (NXE)
	Seven Months Ended 2/28/11		Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2016	1,904,600	$19,046,000	—	$—	—	$—

	Texas Quality Income (NTX)
	Seven Months Ended 2/28/11		Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	7,092,000	$70,920,000	—	$—	—	$—

66	Nuveen Investments

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the seven months ended February 28, 2011, were as follows:

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Purchases	$5,097,781		$1,758,814		$6,329,929		$4,531,305		$24,888,201
Sales and maturities	3,952,645		1,461,380		3,306,338		3,866,443		20,442,710

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ )	(NFZ )	(NKR )	(NXE )	(NTX )
Cost of investments	$86,842,529	$31,743,492	$52,248,427	$60,247,607	$203,607,356
Gross unrealized:
Appreciation	$3,133,407	$697,456	$1,319,584	$905,999	$5,460,207
Depreciation	(4,335,571)	(1,520,782)	(1,795,346)	(2,349,195)	(8,067,415)
Net unrealized appreciation (depreciation) of investments	$(1,202,164)	$(823,326)	$(475,762)	$(1,443,196)	$(2,607,208)

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards, nondeductible offering costs and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at February 28, 2011, the Funds’ tax year end, as follows:

	Arizona	Arizona		Arizona		Arizona		Texas
	Premium	Dividend		Dividend		Dividend		Quality
	Income	Advantage		Advantage 2		Advantage 3		Income
	(NAZ )	(NFZ	)	(NKR	)	(NXE	)	(NTX )
Paid-in surplus	$(288,967)	$(35,775)		$(44,464)		$(353)		$(92,138)
Undistributed (Over-distribution of) net investment income	(11)	35,197		43,687		353		92,355
Accumulated net realized gain (loss)	288,978	578		777		—		(217)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2011, the Funds’ tax year end, were as follows:

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Undistributed net tax-exempt income *	$1,289,020		$382,271		$566,266		$711,421		$2,605,089
Undistributed net ordinary income **	—		—		—		—		—
Undistributed net long-term capital gains	—		—		—		—		213,826

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2011, paid on March 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the seven months ended February 28, 2011, and during the tax years ended July 31, 2010 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

Nuveen Investments	67

Notes to
Financial Statements (continued)

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
Seven months ended February	Income		Advantage		Advantage 2		Advantage 3		Income
28, 2011	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Distributions from net tax-exempt income***	$2,023,334		$776,662		$1,271,647		$1,396,904		$5,262,746
Distributions from net ordinary income**	—		—		—		—		3
Distributions from net long-term capital gains****	—		—		—		—		64,372

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
Year ended July 31, 2010	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Distributions from net tax-exempt income	$3,223,648		$1,096,403		$1,905,599		$2,287,520		$7,910,812
Distributions from net ordinary income**	—		—		—		—		—
Distributions from net long-term capital gains	—		—		—		—		134,057

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
Year ended July 31, 2009	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Distributions from net tax-exempt income	$3,419,031		$1,198,865		$2,063,963		$2,423,629		$7,900,976
Distributions from net ordinary income**	—		—		—		—		378,151
Distributions from net long-term capital gains	—		—		—		—		268,060

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the seven months ended February 28, 2011, as Exempt Interest Dividends.
****
The Funds designate as a long term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2011.

At February 28, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Arizona		Arizona		Arizona		Arizona
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)
Expiration:
February 29, 2012	$1,553,627		$—		$—		$—
February 28, 2013	—		—		—		129,388
February 28, 2014	—		—		—		218,127
February 29, 2016	562,384		175,939		157,090		363,937
February 28, 2017	323,876		210,308		220,271		258,905
February 28, 2018	43,720		318,004		223,857		108,356
Total	$2,483,607		$704,251		$601,218		$1,078,713

During the seven months ended February 28, 2011, the Funds’ tax year end, the following Funds utilized capital loss carryforwards as follows:

	Arizona		Arizona		Arizona		Arizona
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)
Utilized capital loss carryforwards	$70,757		$70,632		$55,813		$190,001

At February 28, 2011, the Funds’ tax year end, $288,967 of Arizona Premium Income’s (NAZ) capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

68	Nuveen Investments

Arizona Premium Income (NAZ)
Texas Quality Income (NTX)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Arizona Dividend Advantage (NFZ)
Arizona Dividend Advantage 2 (NKR)
Arizona Dividend Advantage 3 (NXE)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2011, the complex-level fee rate for the Funds was .1799%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Nuveen Investments	69

Notes to
Financial Statements (continued)

For the first ten years of Arizona Dividend Advantage’s (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
January 31,		January 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Arizona Dividend Advantage 2’s (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Arizona Dividend Advantage 3’s (NXE) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

* From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 3 (NXE) for any portion of its fees and expenses beyond September 30, 2010.

8. Subsequent Events

MuniFund Term Preferred Shares
Subsequent to the reporting period, Arizona Dividend Advantage 3 (NXE) issuanced an additional $1,800,000 of its 2.90%, Series 2016 MTP.

70	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER(2)			Private Investor and Management Consultant; Treasurer and Director,
	8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	246

■	JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
	10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246

■	WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004)
	3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	246

■	DAVID J. KUNDERT(2)			Director, Northwestern Mutual Wealth Management Company; retired (since 2004)
	10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	246

■	WILLIAM J. SCHNEIDER(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment company;
	9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	246

Nuveen Investments	71

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE			Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994);
	12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	246

■	CAROLE E. STONE(2)			Director, Chicago Board Options Exchange (since 2006); Director,
	6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246

■	VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; Member, Governing
	8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	246

■	TERENCE J. TOTH(2)			Director, Legal & General Investment Management America, Inc.
	9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008
(since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					246

Interested Board Member:

■	JOHN P. AMBOIAN(3)			Chief Executive Officer and Chairman (since 2007), and Director
	6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	(since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	246

72	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and Associate
	9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					246

■	WILLIAM ADAMS IV			Senior Executive Vice President, Global Structured Products (since 2010),
	6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	132

■	CEDRIC H. ANTOSIEWICZ
	1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Investments, LLC.	132

■	MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc. and
	4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246

■	LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments, LLC and Managing
	10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Director (since 2005) of Nuveen Fund Advisors, Inc.	246

■	STEPHEN D. FOY			Senior Vice President (since 2010), formerly, Vice President (1993- 2010)
	5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Fund Advisors, Inc.; Certified Public Accountant.	246

Nuveen Investments	73

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer (since 2009)
	8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					246

■	WALTER M. KELLY			Senior Vice President (since 2008), Vice President (2006-2008) of
	2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	246

■	TINA M. LAZAR			Senior Vice President (since 2009), formerly, Vice President of Nuveen
	8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	246

■	LARRY W. MARTIN			Senior Vice President (since 2010), formerly, Vice President (1993-2010),
	7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997
Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management LLC (since 2010).
					246

■	KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President (2007-2008),
	3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					246

74	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel
	3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	(since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Investments, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	246

(1)
Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	75

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-

76	Nuveen Investments

important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

Nuveen Investments	77

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

B. The Investment Performance of the Funds and NAM
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by NAM in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Funds) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that although each Fund underperformed the performance of its respective benchmark in the three-year period, it outperformed the performance of such benchmark in the one-year period.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in

78	Nuveen Investments

the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Nuveen Arizona Dividend Advantage Municipal Fund 2 and Nuveen Arizona Dividend Advantage Municipal Fund 3 had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer averages of their Peer Group or Peer Universe. In addition, they noted, regarding the Nuveen Arizona Dividend Advantage Municipal Fund (with respect to its Peer Group), that although the net management fees of such Fund were above the peer average and the available peer set was limited, its net expense ratio was below or near the peer average. Finally, the Independent Board Members recognized that the Nuveen Arizona Premium Income Municipal Fund, Inc. and Nuveen Texas Quality Income Municipal Fund each had net advisory fees above the peer average but net expense ratios below, at or near the peer expense ratio average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by NAM. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition.

Nuveen Investments	79

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally,

80	Nuveen Investments

management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	81

Board Approval of Sub-Advisory
Arrangements (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (the “Independent Board Members”), considered and approved the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM changed its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into a sub-advisory agreement with NAM LLC on behalf of the Funds (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of each Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Funds that was first issued after the May Meeting for the period including May 2010.

82	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	83

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

84	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	85

Glossary of Terms
Used in this Report (continued)

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Preferred Shares Redeemed
NAZ	—	—
NFZ	—	424
NKR	—	665
NXE	—	736	*
NTX	—	2,602

*	Includes auction rate preferred shares noticed for redemption at the end of the reporting period.

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready – no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN - D - 0211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is "independent" for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Arizona Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2011 5	$18,200	$0	$0	$1,700

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

July 31, 2010	$10,252	$0	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

5 Fund changed fiscal year from July to February starting in 2011.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
February 28, 2011 1	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

July 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

1 Fund changed fiscal year from July to February starting in 2011.

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2011 1	$1,700	$0	$0	$1,700
July 31, 2010	$3,400	$0	$0	$3,400

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

1 Fund changed fiscal year from July to February starting in 2011.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”.) NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Michael Hamilton	Nuveen Arizona Premium Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Company	16	$ 1.497 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$ 200 million
*	Assets are as of February 28, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter.  The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s Lipper industry peer group (General Municipal Debt Funds (Leveraged) Category).  Generally, the threshold for payment of an annual cash incentive is median performance versus the peer group and the maximum annual cash incentive is attained at top quartile performance versus the peer group.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers based upon general performance and expected contributions to the success of the Adviser.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2011 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Dollar range of equity
securities beneficially
owned in the remainder
		Dollar range of	of Nuveen funds managed
		equity securities beneficially	by NAM’s municipal
Name of Portfolio Manager	Fund	owned in Fund	investment team
Michael Hamilton	Nuveen Arizona Premium Income Municipal Fund, Inc.	$0	$0

PORTFOLIO MANAGER BIO:

Michael Hamilton began working in the financial industry when he joined FAF Advisors in 1989, as a fixed-income fund manager and trader. Michael became a portfolio manager in 1992. He received a B.A. from Albertson’s College of Idaho and an M.B.A. from Western Washington University. Michael is a member of the Portland Society of Financial Analysts. Currently, he manages investments for 17 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Premium Income Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: April 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: April 21, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 21, 2011